UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
 [X]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [Section]240.14a-12

                (Name of Registrant as Specified In Its Charter)
                              SECURITY EQUITY FUND

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)    Title of each class of securities to which transaction applies:

          (2)    Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)    Proposed maximum aggregate value of transaction:

          (5)    Total fee paid:
 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)    Amount Previously Paid:

          (2)    Form, Schedule or Registration Statement No.:

          (3)    Filing Party:

          (4)    Date Filed:

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND
                              SECURITY INCOME FUND
                                    SBL FUND

Dear Insurance Product Owner and Shareholder:

       I am writing to you on an important matter relating to the Rydex|SGI family of funds (the "Funds"). On September 20, 2011, Security Investors, LLC (the "Investment Manager"), and an indirect wholly-owned subsidiary of an entity that is managed by a subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), announced a transaction whereby Guggenheim Capital will acquire 100% of the Investment Manager and certain affiliated businesses. This transaction is expected to be completed in late 2011 or early 2012.

       This transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, for legal reasons, the transaction would terminate the Funds' investment management agreements with the Investment Manager unless you approve new, substantially identical, agreements.

       Accordingly, by this joint proxy statement, we are requesting that you vote to approve investment management agreements to take the place of the current agreements, so that the Investment Manager may continue to manage the Funds after the transaction is completed in a manner that is substantially similar to the current management of the Funds.

       With respect to SBL Fund, the Funds are available as an investment option under variable annuity contracts and variable life insurance policies ("insurance products").

       In addition, you will be asked to elect seven individuals to the Boards of Directors of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund.

       If you are an insurance product owner of SBL Fund--Series N (Managed Asset Allocation Series) ("Series N"), we are requesting that you vote to approve a change to Series N's "fundamental investment policy" on diversification of investments.

       A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for November 22, 2011 to vote on these matters. If you are a shareholder (or, with respect to SBL Fund, an insurance product owner) of record of any of the Funds as of the close of business on October 3, 2011, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares or an insurance product.

       Pursuant to these materials, you are being asked to approve proposals for the Funds, as listed above. Please note that you may receive similar materials if you own shares of other funds in the Rydex|SGI fund complex asking you to approve proposals for the other funds.

       You can vote in one of four ways:

       o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

       o     Through the web site listed in the proxy voting instructions,

       o By telephone using the toll-free number listed in the proxy voting instructions, or

       o     In person at the shareholder meeting on November 22, 2011.

       We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on the important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

       We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                  Sincerely,

                                  /s/ Richard M. Goldman
                                  Richard M. Goldman
                                  President, Chairman of the Boards of Directors

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

       By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.     WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important matters concerning the Rydex|SGI family of funds (the "Funds").

       Proposal 1 relates to actions that need to be taken in light of a transaction (the "Transaction") involving a change in the corporate ownership structure of Security Investors, LLC, the investment manager to each of the Funds (the "Investment Manager"). The Investment Manager is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Manager and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Manager. After the Transaction, Guggenheim Capital will control the Investment Manager (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Manager will not change. The Transaction would terminate the Funds' current investment management agreements with the Investment Manager (the "Current Investment Management Agreements") unless you approve new substantially identical agreements (attached hereto as Appendix B).

       Proposal 2 relates to the election of seven individuals to the Boards of Directors (collectively, the "Board") of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund (the "Companies"). The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Donald A. Chubb, Jr., Harry
       W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny A. Lumpkin and Maynard F. Oliverius. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Director. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be beneficial to the Funds and their shareholders. For regulatory and governance reasons (in order to maintain the balance on the Board among Directors who are non-interested and those who have affiliations with the Investment Manager so that at least 75% of Directors are non-interested), the term of Mr. Cacciapaglia, an "interested person" (as that term is defined for regulatory purposes) would not be effective (and

       Mr. Cacciapaglia would not qualify to serve as a Director) until an additional non-interested Director is appointed by the Board (or the 75% balance is otherwise maintained). This search for an additional non-interested Director is still underway. A committee composed of non-interested Directors will select and nominate the additional non-interested Director. Shareholders will not be asked to vote on the initial election of this additional non-interested Director but the non-interested Directors will continue to constitute at least 75% of the Directors for as long as is required by applicable law.

       Proposal 3 only concerns insurance product owners of SBL Fund--Series N (Managed Asset Allocation Series) ("Series N"). Investors in other Funds are not asked to vote on the third proposal. The third proposal relates to a proposed change to the "fundamental investment policy" on diversification of investments for Series N to permit Series N to make changes to its investment program as discussed in more detail below. Currently, Series N's diversification policy is more prohibitive than necessary than applicable law requires.

Q.     WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, provides that a mutual fund's investment management agreement terminates whenever there is a "change in control" of the investment manager. The change in the corporate ownership structure of the Investment Manager contemplated by the Transaction would constitute a "change in control" (as this term is used for regulatory purposes) of the Investment Manager. Before an investment management agreement terminates, a new investment management agreement must be in effect in order for the investment manager to continue to manage the mutual fund's investments. For that reason, we are seeking shareholder approval of new investment management agreements for the Funds (the "New Investment Management Agreements").

       The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The personnel, officers and managers of the Investment Manager will remain the same. Upon completion of the Transaction, Guggenheim Capital will be the parent company of the Investment Manager.

       The Board considered the Transaction and voted in favor of the New Investment Management Agreements, pursuant to which, subject to their approval by each Fund's respective shareholders, the Investment Manager will continue to serve as investment manager to the Funds after the completion of the Transaction. The fees charged by the Investment Manager for its services to the Funds under the New Investment Management Agreements will be the same as its fees under the Current Investment Management Agreements. The other terms of the New Investment Management Agreements will also be the same in all material respects to those of the Current Investment Management Agreements.

       With respect to the second proposal, you are being asked to vote for the election of board members ("Directors") because the Board believes it would be appropriate, in light of the Transaction, to subject the current Directors to a shareholder vote and to ask shareholders to vote to add a new Director who is affiliated with Guggenheim Capital (if, as discussed above, an additional non-interested Director is appointed to the Board in the future). The Board believes that it is in shareholders' best interest, to the extent practicable, to have a Board that is composed of elected Directors.

       With respect to the third proposal, the 1940 Act requires Series N's shareholders to approve a change to Series N's "fundamental investment policies," including Series N's policy with respect to diversification of investments. Diversification relates in particular to the percentage of assets that may be invested in a single issuer's securities. Series N currently has in place a fundamental investment policy on diversification of investments that is more prohibitive than the 1940 Act requires, which unnecessarily limits investment strategies, in particular, the ability of Series N to invest in the securities of other mutual funds to the extent permitted by law. Upon a request from management of Series N to make changes to Series N's investment program and invest a larger portion of the Fund's assets in other funds, the Board has reviewed Series N's fundamental investment policy on diversification of investments and has recommended a change intended to provide Series N with more flexibility to make investments in other funds. The proposal to amend Series N's fundamental investment policy on diversification of investments is unrelated to the Transaction and only concerns insurance product owners of Series N.

Q.     WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Investment Manager, the fees payable to the Investment Manager and the persons responsible for the day-to-day investment management of the Funds will remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment management and sub-advisory services provided to each Fund, as applicable, due to the Transaction.

Q.     WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Transaction would also affect the control of the Funds' principal underwriter/distributor (co-principal underwriter/distributor with respect to SBL Fund), Rydex Distributors, LLC (the "Distributor"), and transfer agent, Rydex Fund Services, LLC (the "Transfer Agent"), affiliates of the Investment Manager because they are commonly held. The Board was assured that there will be no material change in the nature or quality of the services provided by the Distributor to each Fund, as applicable, and Transfer Agent, due to the Transaction. The Board has approved the continuation of services from the Distributor and Transfer Agent. Under the 1940 Act, shareholder approval is not required in order for the

       Distributor and Transfer Agent to continue providing services to the Funds after the closing of the Transaction. The Transaction will not affect the control of Security Distributors, Inc., the co-principal underwriter for the series of SBL Fund. In addition, the Investment Manager, which also serves as each Fund's administrator under separate agreements with the Funds, will continue to serve in that role without the need for shareholder approval.

Q. WILL MY FUND'S FEES FOR INVESTMENT MANAGEMENT AND SUB-ADVISORY SERVICES INCREASE?

A. No. The fee rates under the New Investment Management Agreement are identical to those under the Current Investment Management Agreement. Services also will remain substantially the same.

Q. FOR INSURANCE PRODUCT OWNERS OF SERIES N ONLY. WHAT EFFECT WILL THE PROPOSED CHANGE TO SERIES N's FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION HAVE ON SERIES N?

A. While this proposal is intended to provide Series N with greater flexibility to invest in other funds, Series N would continue to be managed subject to the diversification limitations imposed by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, as well as the investment objectives, strategies, and policies expressed in Series N's registration statement as may be changed by the Board from time to time.

       If the proposal is approved by shareholders, Series N would be permitted to invest a greater percentage of its total assets in the shares of other investment companies. As a shareholder of another investment company, Series N would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees and would be exposed to the risks attributable to investing in the selected funds. These expenses would be in addition to the advisory and other expenses that Series N bears directly in connection with its own operations. Notwithstanding the proposed change, at all times, Series N will comply with the provisions of the 1940 Act that apply to investments in other investment companies.

       This third proposal is motivated by the decision to change Series N's investment objective and strategies in order to use a different asset allocation strategy that involves, among other things, investments in other mutual funds and exchange traded funds ("ETFs"), including affiliated funds. Series N's current diversification limitations restrict unnecessarily the Fund's ability to invest in other investment companies (e.g., mutual funds and ETFs) so the Investment Manager proposed, and the Board agreed, to change Series N's diversification limitations in order to permit additional investments in investment companies.

       Should Series N's shareholders not approve the proposal to amend Series N's fundamental investment policy on diversification of investments, the Fund's current fundamental investment policy on diversification of investments would continue to apply unchanged and the Board would decide whether to make changes to Series N's investment program.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.     WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on November 22, 2011 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Joint Meeting.

Q.     HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.     WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund.

Q.     WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, the New Investment Management Agreement must be approved by a "vote of a majority of the outstanding voting securities" of that Fund. With respect to Series N, the proposed change to Series N's fundamental investment policy on diversification of investment also must be approved by a "vote of a majority of the outstanding voting securities" of Series N. In each case, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
       (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

       With respect to Proposal 2, each shareholder is entitled to vote that number of shares owned as of the record date multiplied by the number of Directors to be elected. A shareholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as "cumulative voting." A plurality of the combined votes cast at the Meeting by the shareholders of a Company is sufficient to approve the election of a Director.

Q.     WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.     IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the New Investment Management Agreements and generate unnecessary costs.

Q.     I'M A SBL FUND INSURANCE PRODUCT OWNER. HOW WILL MY VOTE BE COUNTED?

A. As a variable annuity contract or variable life insurance policy owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your product as to how the shares of the SBL Fund(s) attributable to your product should be voted. If no voting instructions are received, the life insurance company will vote the shares attributable to your product in proportion ("for" or "withhold authority") to those SBL Fund shares for which instructions are received. As a result, a small number of product owners could determine the outcome of the vote if other product owners fail to vote.

Q.     HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.     WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

       Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND
                              SECURITY INCOME FUND
                                    SBL FUND

                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                                 (800) 820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

       Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of each of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund (each, a "Company" and collectively, the "Companies") and each of their respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Companies' offices at One Security Benefit Place, Topeka, Kansas 66636-0001 on November 22, 2011 at 1:00 p.m. Central Time for the purposes listed below:

               PROPOSAL                                 SHAREHOLDERS SOLICITED TO VOTE
1.   THE APPROVAL OF A NEW INVESTMENT                             ALL FUNDS
     MANAGEMENT AGREEMENT BETWEEN EACH
     COMPANY AND SECURITY INVESTORS, LLC,
     WITH RESPECT TO EACH FUND

2.   THE APPROVAL OF THE ELECTION OF NOMINEES                     ALL FUNDS
     TO THE BOARD OF DIRECTORS

3.   THE APPROVAL OF A CHANGE TO THE                          SBL FUND--SERIES N
     FUNDAMENTAL INVESTMENT POLICY ON                 (MANAGED ASSET ALLOCATION SERIES)
     DIVERSIFICATION OF INVESTMENTS

4.   TO TRANSACT SUCH OTHER BUSINESS AS MAY
     PROPERLY COME BEFORE THE MEETING

       After careful consideration, the Board of Directors of each Company unanimously recommends that shareholders vote "FOR" Proposals 1 and 3 and unanimously recommends that shareholders vote "FOR" the election of all nominees.

       Shareholders (or, with respect to SBL Fund, variable annuity contract or variable life insurance policy ("insurance products") owners) of record at the close of business on October 3, 2011 are entitled to notice of, and to vote at, the Meeting, even if you no longer own an insurance product or Fund shares. With respect to SBL Fund, you are invested in the Fund through the insurance products that you own.

       We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

                                             By Order of the Boards,

                                             /s/ Amy J. Lee
                                             Amy J. Lee
                                             Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING

                              ON NOVEMBER 22, 2011

                                                   SECURITY EQUITY FUND
    Rydex|SGI All Cap Value Fund                   Rydex|SGI Large Cap                Rydex|SGI Mid Cap Value Fund
  Rydex|SGI Alpha Opportunity Fund               Concentrated Growth Fund               Rydex|SGI Mid Cap Value
Rydex|SGI MSCI EAFE Equal Weight Fund         Rydex|SGI Large Cap Core Fund                Institutional Fund
   (formerly Rydex|SGI Global Fund)           Rydex|SGI Small Cap Value Fund         Rydex|SGI Small Cap Growth Fund

                                               SECURITY LARGE CAP VALUE FUND
                        Rydex|SGI Large Cap Value Fund        Rydex|SGI Large Cap Value Institutional Fund

                                               SECURITY MID CAP GROWTH FUND
                                               Rydex|SGI Mid Cap Growth Fund

                                                   SECURITY INCOME FUND
                        Rydex|SGI High Yield Fund             Rydex|SGI U.S. Intermediate Bond Fund

                                                         SBL FUND
     Series A (Large Cap Core Series)             Series J (Mid Cap Growth Series)            Series Q (Small Cap Value Series)
    Series B (Large Cap Value Series)        Series N (Managed Asset Allocation Series)        Series V (Mid Cap Value Series)
     Series C (Money Market Series)               Series O (All Cap Value Series)            Series X (Small Cap Growth Series)
       Series D (MSCI EAFE Equal                   Series P (High Yield Series)                     Series Y (Large Cap
   Weight Series) (formerly Series D                                                            Concentrated Growth Series)
            (Global Series))                                                                Series Z (Alpha Opportunity Series)
Series E (U.S. Intermediate Bond Series)


                                     TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS ............................................................   3

    PROPOSAL 1: Approval of the New Investment Management Agreements .................   3

         Information Regarding the Transaction .......................................   3

         Section 15(f) of the 1940 Act ...............................................   5

         Approval of the New Investment Management Agreements by the Board ...........   5

         Board Considerations in Approving the New Investment Management Agreements ..   6

         New Investment Management Agreements ........................................   7

    PROPOSAL 2: Approval of the Election of Directors ................................   8

    PROPOSAL 3: Series N only--Approval of a Change to Series N's Fundamental
         Investment Policy on Diversification of Investments .........................   9

PROPOSAL 1 - THE APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS WITH
    RESPECT TO ALL FUNDS .............................................................  11

    The Investment Manager ...........................................................  11

    Material Terms of the New Investment Management Agreements........................  12

    Note Regarding Funds with Sub-advisory Agreements ................................  13

BOARD RECOMMENDATION ON PROPOSAL 1 ...................................................  13

PROPOSAL 2--THE APPROVAL OF THE ELECTION OF DIRECTORS FOR THE COMPANIES ..............  14

    Information Regarding the Nominees ...............................................  15

    Board's Consideration of Each Nominee's Qualifications, Experience, Attributes
         or Skills ...................................................................  19

    Principal Officers of the Funds ..................................................  21

    Nominee Ownership of Portfolio Shares ............................................  24

    Board Compensation ...............................................................  26

    Committees and Meetings of the Board .............................................  29

    Independent Registered Public Accounting Firm ....................................  30

BOARD RECOMMENDATION ON PROPOSAL 2 ...................................................  32

PROPOSAL 3 - THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY ON
    DIVERSIFICATION OF INVESTMENTS WITH RESPECT TO SERIES N ..........................  33

    Proposed New Fundamental Investment Policy .......................................  33

    Current Fundamental Investment Policy ............................................  33

    Discussion of Proposed Modification ..............................................  34

    Note Regarding Related Change to Investment Program ..............................  35

BOARD RECOMMENDATION ON PROPOSAL 3 ...................................................  36

OTHER BUSINESS .......................................................................  36

ADDITIONAL INFORMATION ...............................................................  36

    Administrator, Principal Underwriter, Custodian and Transfer Agent ...............  36

    Sub-Advisers for Certain Funds ...................................................  37

    Affiliations and Affiliated Brokerage ............................................  37

    Other Information ................................................................  37

    Voting Information ...............................................................  38

    Shareholder Proposals ............................................................  40

                                   APPENDICES

Appendix A       CORPORATE STRUCTURE OF THE INVESTMENT MANAGER ...................................   A-1

Appendix B       FORMS OF NEW INVESTMENT MANAGEMENT AGREEMENTS ...................................   B-1

Appendix C       INFORMATION REGARDING THE INVESTMENT MANAGEMENT AGREEMENTS AND FEES
                 PAID TO THE INVESTMENT MANAGER AND DISTRIBUTOR...................................   C-1

Appendix D       DIRECTORS/MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER .......................   D-1

Appendix E       ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED
                 BY SECURITY INVESTORS, LLC.......................................................   E-1

Appendix F       OUTSTANDING SHARES ..............................................................   F-1

Appendix G       BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND .......................   G-1

Appendix H       MANAGEMENT OWNERSHIP ............................................................   H-1

Appendix I       NOMINATING COMMITTEE CHARTER.....................................................   I-1

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND
                              SECURITY INCOME FUND
                                    SBL FUND

                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                                 (800) 820-0888

                 JOINT PROXY STATEMENT SPECIAL JOINT MEETING OF
                  SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2011

       This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Directors (collectively, the "Board") of each of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund (each, a "Company" and collectively, the "Companies"). The proxies are being solicited for use at a special joint meeting of shareholders of each Company to be held at the Companies' offices at One Security Benefit Place, Topeka, Kansas 66636-0001 on November 22, 2011 at 1:00 p.m. Central Time, and at any and all adjournments or postponements thereof (the "Meeting").

       The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Companies listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") with respect to the following proposals (the "Proposals") as follows:

PROPOSAL                                                    SHAREHOLDERS SOLICITED TO VOTE
1.       THE APPROVAL OF A NEW INVESTMENT                           ALL FUNDS
         MANAGEMENT AGREEMENT BETWEEN EACH
         COMPANY AND SECURITY INVESTORS, LLC,
         WITH RESPECT TO EACH FUND ("PROPOSAL
         1")

2.       THE APPROVAL OF THE ELECTION OF NOMINEES                   ALL FUNDS
         TO THE BOARD OF DIRECTORS ("PROPOSAL 2")

3.       THE APPROVAL OF A CHANGE TO THE                       SBL FUND--SERIES N
         FUNDAMENTAL INVESTMENT POLICY ON              (MANAGED ASSET ALLOCATION SERIES)
         DIVERSIFICATION OF INVESTMENTS
         ("PROPOSAL 3")

4.       TO TRANSACT SUCH OTHER BUSINESS AS MAY
         PROPERLY COME BEFORE THE MEETING

       This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about October 17, 2011.

       The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

       You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on October 3, 2011 (the "Record Date"). Shares of each series of SBL Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies ("insurance products"). As such, for SBL Fund, Security Benefit Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, Nationwide Life Insurance Company and Jefferson National Life Insurance Company (each, an "Insurance Company" and collectively, the "Insurance Companies") are the only Fund shareholders of record. SBL Fund is soliciting voting instructions from insurance product owners invested in each Fund in connection with the Proposals, as applicable. As such and for ease of reference, throughout this Joint Proxy Statement, insurance product owners may be referred to as "shareholders" of a Fund.

       If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                 FOR THE MEETING TO BE HELD ON NOVEMBER 22, 2011

       This Joint Proxy Statement is available at www.proxyonline.us/docs/ rydexsgi. In addition, with respect to Security Income Fund and SBL Fund, shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2010, including financial reports for the fiscal year ended December 31, 2010, and in any recent semi-annual report succeeding such annual report, if any. With respect to Security Equity Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund, shareholders can find important information about each Fund in the Fund's annual report, dated September 30, 2010, including financial reports for the fiscal year ended September 30, 2010, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Company, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.rydex-sgi.com.

                            OVERVIEW OF THE PROPOSALS

                                   PROPOSAL 1

              APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

       Proposal 1 relates to actions that need to be taken in response to an impending transaction (the "Transaction") involving Securities Investors, LLC, the investment manager to each of the Funds (the "Investment Manager").

       The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, such as the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. (In this context, the term "investment adviser" applies to both an investment manager and a sub-adviser.) Pursuant to the Transaction there will be a "change in control" of the Investment Manager. In order for the Investment Manager to continue to advise the Funds and manage their investments, a new investment advisory agreement must be in effect upon the consummation of the Transaction. For that reason, we are seeking shareholder approval of new investment advisory agreements (the "New Investment Management Agreements") for the Funds.

              FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW
                        INVESTMENT MANAGEMENT AGREEMENTS.

                      INFORMATION REGARDING THE TRANSACTION

       Summary Discussion--Currently, the Investment Manager is a part of a large group of companies that also includes businesses such as Security Benefit Life Insurance Company. The Investment Manager is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Manager and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Manager. After the Transaction, Guggenheim Capital will control the Investment Manager (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Manager will not change.

       Detailed Discussion--On September 20, 2011, Guggenheim Capital agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Investment Manager. Guggenheim Capital's subsidiary, Guggenheim Partners, LLC ("Guggenheim") is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 25 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Its merchant banking activities include a portfolio of investments in funds managed by it, joint venture business investments and new business launch activities not integrated into other primary operating businesses. Detailed information on the effect of the Transaction on the ownership structure of the Investment Manager is set forth in Appendix A to this Joint Proxy Statement.

       The Transaction will not result in material changes to the day-to-day management and operations of the Funds. The personnel, officers and managers of the Investment Adviser will remain the same. Guggenheim Capital will be the parent company of the Investment Adviser.

       In addition, as a result of the Transaction, Guggenheim Capital will acquire control of the Funds' principal underwriter/distributor, Rydex Distributors, LLC (the "Distributor") and transfer agent, Rydex Funds Services, LLC (the "Transfer Agent"), affiliates of the Investment Manager. The Board has approved the continuation of services from the Distributor and Transfer Agent. Under the 1940 Act, shareholder approval is not required in order for the Distributor and Transfer Agent to continue providing services to the Funds after the closing of the Transaction. The Board has also approved the continuation of the agreements related to the implementation of the distribution plans adopted by the Board on behalf of such Funds pursuant to Rule 12b-1 under the 1940 Act. In addition, the Investment Manager, which also serves as each Fund's administrator under separate agreements with the Funds, will continue to serve in that role without the need for shareholder approval. Security Distributors, Inc., the co-principal underwriter for the series of SBL Fund, will continue to be held by SBC following the Transaction and thus will not be deemed to have gone through a "change in control."

       While the parties expect the Transaction to be completed in late 2011 or early 2012, it is subject to various conditions (including a condition that 80% or more of the Funds' assets managed by the Investment Manager approve the New Investment Management Agreements), and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the current investment management agreements between the Investment Manager and the Funds (the "Current Investment Management Agreements") will not terminate and will remain in effect, and the New Investment Management Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which could include interim investment management agreements of limited durations with the Investment Manager, or maintaining the current ownership structure pending further discussions.

                          SECTION 15(f) OF THE 1940 ACT

       Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

       Consistent with the conditions of Section 15(f), Guggenheim Capital has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Manager has represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

        APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS BY THE BOARD

       At a Special Meeting of the Board held on August 16, 2011 (the "Special Board Meeting"), at which a majority of the members of the Board (the "Directors"), including a majority of the Directors who are not "interested persons" (as defined under the 1940 Act) of the Companies and who are non-interested persons of any party to the New Investment Management Agreements (the "Independent Directors"), were present, the Directors considered and voted in favor of the New Investment Management Agreements, pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Investment Manager and sub-adviser will continue to serve as investment manager and sub-adviser to each Fund, as applicable, after the completion of the Transaction. The Investment Manager's rate of fees for its services to each Fund under each applicable New Investment Management Agreement, as applicable, will be the same as its fees under the corresponding Current Investment Management Agreement. The other terms of each New Investment Management Agreement will also be the same in all material respects to those of the corresponding Current Investment Management Agreement.

   BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT MANAGEMENT AGREEMENTS

       Prior to the Special Board Meeting, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital's financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

       In considering the New Investment Management Agreements, the Directors determined that the New Investment Management Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Directors, including the Independent Directors, unanimously approved the New Investment Management Agreements. In reaching their decision, the Directors carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Manager that the Board had received relating to the Current Investment Management Agreements at the Board's contract review meeting on August 15, 2011 (the "2011 Renewal Meeting"). The Directors noted that, at the 2011 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Investment Manager since the change in control of the Investment Manager in 2010 and Guggenheim Capital's commitment to the success of the Investment Manager and the Funds.

       In addition, as a part of their required consideration of the renewal of the Current Investment Management Agreements at the 2011 Renewal Meeting, the Directors, including the Independent Directors, had evaluated a number of considerations, including among others: (a) the quality of the Investment Manager's investment advisory and other services; (b) the Investment Manager's investment management personnel; (c) the Investment Manager's operations and financial condition; (d) the Investment Manager's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Investment Manager charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Investment Manager's profitability from its Fund-related operations; (h) revenue sharing arrangements entered into by the Investment Manager (whereby certain of its profits are shared with other parties in exchange for certain services); (i) the Investment Manager's compliance systems; (j) the Investment Manager's policies on and compliance procedures for personal securities transactions;

(k) the Investment Manager's reputation, expertise and resources in the financial markets; and (l) Fund performance compared with similar mutual funds. Based on the Board's deliberations at the 2011 Renewal Meeting, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Investment Manager to any of the Funds, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the New Investment Management Agreements are fair and reasonable; (b) concluded that the Investment Manager's fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve the New Investment Management Agreements, subject to shareholder approval.

                         NEW INVESTMENT MANAGEMENT AGREEMENTS

       NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT MANAGER. At the 2011 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Manager under the Current Investment Management Agreements, and, at the Special Board Meeting, noted that there would be no significant differences between the scope of services required to be provided by the Investment Manager under the Current Investment Management Agreements (which had been recently approved by shareholders and renewed by the Board at the 2011 Renewal Meeting) and the scope of services required to be provided by the Investment Manager under the New Investment Management Agreements. The Board noted that the key investment and management personnel of the Investment Manager servicing the Funds are expected to remain with the Investment Manager following the Transaction. The Directors also considered Guggenheim Capital's representations to the Board that the Investment Manager would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

       THE INVESTMENT PERFORMANCE OF THE FUNDS. At the 2011 Renewal Meeting, the Board had reviewed statistical information prepared by the Investment Manager regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the Special Board Meeting that the Investment Manager would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Investment Manager was not expected to be affected by the Transaction.

       THE COST OF INVESTMENT MANAGEMENT AND SUB-ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. At the 2011 Renewal Meeting, the Board had reviewed information about the profitability of the Funds to the Investment Manager based on the advisory fees payable under the Current Investment Management Agreements. At that meeting, the Board had also analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Manager. At the Special Board

Meeting, the Board considered the fact that the fee rates payable to the Investment Manager would be the same under each Fund's New Investment Management Agreement as they are under such Fund's Current Investment Management Agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Investment Manager's profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

       WHETHER THE INVESTMENT MANAGEMENT FEES REFLECT ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2011 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Directors noted that the fees would not change under the New Investment Management Agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Investment Manager under the Agreements when the next renewal of the Agreements comes before the Board.

       BENEFITS (SUCH AS SOFT DOLLARS) TO THE INVESTMENT MANAGER FROM ITS RELATIONSHIP WITH THE FUNDS. In addition to evaluating the services provided by the Investment Manager, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the 2011 Renewal Meeting. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Investment Manager, noting that the Investment Manager would no longer be a subsidiary of SBC. In this regard, the Board noted that, under the corporate structure after the Transaction, the Investment Manager would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

                                   PROPOSAL 2

                      APPROVAL OF THE ELECTION OF DIRECTORS

       Proposal 2 relates to the election of the following seven individuals to the Board: Donald C. Cacciapaglia, Donald A. Chubb, Jr., Harry W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny A. Lumpkin and Maynard F. Oliverius. All of the nominees, except for Mr. Cacciapaglia, currently serve on the Board. If elected, the terms of the nominees, other than Mr. Cacciapaglia, will begin shortly after the shareholder vote. Until that time, the current Directors will continue their terms.

       The Board believes that it is in the best interests of the Funds to expand the size of the Board, given the anticipated Transaction, the creation of new funds within the complex and the need to prepare for future retirements from the Board. In connection with the Transaction, the Board believes that adding Mr. Cacciapaglia, who is a member of the senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be beneficial to the Funds and their shareholders. For regulatory and governance reasons (in order to maintain the balance on the Board among Directors who are non-interested and those who have affiliations with the Investment Manager so that at least 75% of Directors are non-interested), the term of Mr. Cacciapaglia, an "interested person" (as that term is defined for regulatory purposes) would not be effective (and Mr. Cacciapaglia would not qualify to serve as a Director) until an additional non-interested Director is appointed (or the balance is otherwise maintained and Mr. Cacciapaglia then qualifies to serve as a Director). This search for an additional non-interested Director is still underway. A committee composed of non-interested Directors will select and nominate the additional non-interested Director. The shareholders will not be asked to vote on the initial election of the additional non-interested Director but the non-interested Directors will continue to constitute at least 75% of the Directors for as long as required by applicable law.

       The Board further believes that it is in shareholders' best interest to have a Board that is, to the extent possible, composed of elected Directors (and to comply with certain legal requirements regarding the proportion of board members that need to have been elected by shareholders). Because a shareholder vote is required to approve the New Investment Management Agreements, the Board has proposed that shareholders elect all of the nominees during the same shareholder meeting, which would avoid the expense of preparing and mailing another proxy statement solely for the election of Directors.

                                   PROPOSAL 3

 SERIES N ONLY--APPROVAL OF A CHANGE TO SERIES N's FUNDAMENTAL INVESTMENT POLICY
                        ON DIVERSIFICATION OF INVESTMENTS

       In addition to considering the New Investment Management Agreements in Proposal 1, shareholders of SBL Fund--Series N (Managed Allocation Series) ("Series N") also are being asked to consider the approval of a change to Series N's current fundamental investment policy on diversification of investments. The 1940 Act requires that a fund adopt a fundamental investment policy on diversification of investments. Diversification relates to the percentage of assets that may be invested in a single issuer's securities and the percentage of voting securities of such issuer that may be owned. Under the 1940 Act, any deviation from a fundamental investment policy must be approved by shareholders of the fund. Series N's current fundamental investment policy on diversification of investments is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies, notably with regard to investments in other funds. This third proposal is motivated by the decision to change Series N's investment objective and strategies in order to use a different asset allocation strategy that involves, among other things, investments in other mutual funds and exchange traded funds ("ETFs"), including affiliated funds. Series N's current diversification limitations restrict unnecessarily the Fund's ability to invest in other investment companies (e.g., mutual funds and ETFs) so the Investment Manager proposed, and the Board agreed, to change Series N's diversification limitations in order to permit additional investments in investment companies. Accordingly, Proposal 3 seeks approval of a change to Series N's fundamental investment policy on diversification of investments in order to permit Series N to invest in a diversified manner to the maximum extent permitted by law. Proposal 3 is unrelated to Proposal 1.

                 THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
               UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
         THE APPROVAL OF THE NEW AGREEMENTS, "FOR" THE ELECTION OF EACH
           NOMINEE AND "FOR" THE CHANGE TO THE FUNDAMENTAL INVESTMENT
        POLICY ON DIVERSIFICATION OF INVESTMENTS FOR SERIES N. UNMARKED,
               PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 1

                    THE APPROVAL OF NEW INVESTMENT MANAGEMENT
                      AGREEMENTS WITH RESPECT TO ALL FUNDS

       As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Management Agreements between the Investment Manager and each of the Funds. Each Company, on behalf of its underlying Funds, has executed a Current Investment Management Agreement with the Investment Manager in connection with management services to such Funds, which were recently approved by shareholders. Therefore, this Joint Proxy Statement solicits proxies with respect to five separate investment management agreements (i.e., one investment management agreement for each Company). You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. Forms of the New Investment Management Agreements are attached in Appendix B.

       The terms of each New Investment Management Agreement are substantially identical to those of the corresponding Current Investment Management Agreement, which were recently approved by shareholders, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Manager will continue to render substantially the same services to the Funds under the New Investment Management Agreements that it currently renders to the Funds under the Current Investment Management Agreements.

       The Current Investment Management Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Manager, the Current Investment Management Agreements will terminate. If for any reason the Transaction does not occur, the Current Investment Management Agreements will not terminate and will remain in effect, and the New Investment Management Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT MANAGER

       Security Investors, LLC, located at One Security Benefit Place, Topeka, Kansas 66636- 0001, currently serves as investment manager to the Funds pursuant to the Current Investment Management Agreements. Information regarding the Current Investment Management Agreements, including (a) the date of the agreements, (b) the date on which they were last approved by shareholders and
(c) the rate of compensation to the Investment Manager, is provided in Appendix
C. If the New Investment Management Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

       Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Investment Manager is set forth in Appendix D. A list of the Directors and officers of each

Company who hold positions with the Investment Manager also is set forth in Appendix D. In addition, set forth in Appendix E is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Manager acts as investment manager, adviser or sub-adviser. (As previously noted, the ownership structure of the Investment Manager is set forth in Appendix A.)

           MATERIAL TERMS OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

       The following summary of the New Investment Management Agreements summarizes the material terms of the New Investment Management Agreements and is qualified in its entirety by reference to the New Investment Management Agreements, forms of which are attached in Appendix B.

       DUTIES OF THE INVESTMENT MANAGER. Under the Current Investment Management Agreements and the New Investment Management Agreements (each, a "Management Agreement" and collectively, the "Management Agreements"), the Investment Manager manages the investment operations of the Funds and supervises the composition of the Funds' portfolios, including the purchase, retention and disposition of portfolio securities, subject to supervision by the Board. It is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Funds. The Investment Manager has responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. The Investment Manager bears: (a) all expenses incurred by the Investment Manager or by the Funds in connection with managing the ordinary course of the business of the Funds, other than those assumed by the Fund; and (b) the fees payable to a sub-adviser pursuant to sub-advisory agreements between the Investment Manager and any sub-advisers.

       LIMITATION OF LIABILITY. Under each Management Agreement, so long as the Investment Manager provides a Fund the benefit of its best judgment and effort in rendering investment advisory services, the Investment Manager is not be liable for any errors of judgment or mistake of law, or for any loss arising out of any investment if the investment is made with due care and in good faith. The Investment Manager is not protected for losses arising by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its investment advisory duties.

       TERM AND CONTINUANCE. Each Management Agreement provides for an initial term of two years from the date of implementation. Thereafter, consistent with the applicable provision of the 1940 Act, if not terminated, each Management Agreement continues in effect for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of a Company, or by the vote of holders of a majority of the outstanding voting securities of a Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting of such Directors called for the purpose of voting upon such approval.

       Each Management Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either a majority of the Board or by a majority of the outstanding voting securities of the Fund, or by the Investment Manager, in each case on 60 days' written notice to the other party. Each Management Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                NOTE REGARDING FUNDS WITH SUB-ADVISORY AGREEMENTS

       Certain of the Funds have retained third-party investment sub-advisers to manage their assets. Under the 1940 Act, the agreements currently in place between the Investment Manager and the applicable sub-advisers will also terminate as a result of the Transaction because of the change in control of the Investment Manager. Their renewal, however, does not require shareholder approval because the Investment Manager has received an exemptive order from the SEC pursuant to which the Investment Manager is permitted to enter into agreements with sub-advisers and amend the terms of existing sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. Accordingly, after consummation of the Transaction, the sub-advisory agreements simply will be renewed with identical terms. Services rendered by the sub-advisers will not change.

                       BOARD RECOMMENDATION ON PROPOSAL 1

                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

             THE APPROVAL OF THE ELECTION OF DIRECTORS FOR ALL FUNDS

       Proposal 2 relates to the election of Directors for the Board. The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Donald
A. Chubb, Jr., Harry W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny
A. Lumpkin, Maynard F. Oliverius. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will serve indefinitely until their successors are duly elected and qualified (however, as noted above and below, Mr. Cacciapaglia's term would not start until certain board composition requirements are met).

       The Board believes that it is in the best interests of the Funds to expand the size of the Board. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of the senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be beneficial to the Funds and their shareholders. If elected, Mr. Cacciapaglia would be an Interested Director due to the position he holds with Guggenheim Capital. In addition, the Board considered the increased number of funds under its oversight and the future need for additional board members to fill vacancies from scheduled retirements.

       The Board believes that it is in shareholders' best interest to have a Board that is, to the extent possible, composed entirely of elected directors. The Board also believes that good governance practices involve having a majority of its members be Independent Directors. If all of the nominees are elected, the Board will consist of five Directors who are not considered to be "interested persons" of the Funds as defined in the 1940 Act and two Directors who are considered to be "interested persons" of the Funds as defined in the 1940 Act. If elected, Mr. Cacciapaglia would not immediately qualify to become a Director. For regulatory and governance reasons (in order to maintain the balance on the Board among Directors who are non-interested and those who have affiliations with the Investment Manager so that at least 75% of Directors are non-interested), however, Mr. Cacciapaglia would not qualify to be a Director until an additional Independent Director is appointed by the Board (or the balance is otherwise maintained and Mr. Cacciapaglia thus qualifies to serve as Director). This search for an additional Independent Director is still underway. It is currently anticipated, however, that an additional Independent Director would be appointed (without a shareholder vote, as authorized by law) once he or she is selected.

       The Companies' Nominating Committee, which is responsible for considering and presenting to the Board candidates it proposes for nomination as Directors of the Companies, recommended that the Board expand in size to eight members, and include a Director who is affiliated with the Investment Manager's parent company, Guggenheim Capital, as well as an additional Independent Director when selected. The Board considered the long-term ability of the Rydex|SGI family of funds to operate in an efficient and cohesive manner and determined that expanding the size of the Board to include a representative of the parent of the Investment Manager would benefit the Funds and that creating an eighth position on the Board to add an Independent Director also would benefit the Funds and would be necessary to maintain the current balance of interested and non-interested Directors. The Nominating Committee also considered Mr. Cacciapaglia's skills and background, and noted that his past and current experience in various aspects of banking and finance would make him a strong addition to the Board. At a meeting held on September 19, 2011, the Board approved the Nominating Committee's recommendation that the seven nominees stand for election.

                       INFORMATION REGARDING THE NOMINEES

       The following table lists the nominees for Director, including the current Directors, their ages, current position(s) held with the Companies, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/directorships held outside of the fund complex. For the new Director nominee, the table shows the number of funds the nominee will oversee if elected. The fund complex consists of Rydex ETF Trust, Rydex Variable Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund. The mailing address of each nominee is One Security Benefit Place, Topeka, KS 66636.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                               TERM OF OFFICE                                     COMPLEX             OTHER
                           POSITION(s) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(s)      OVERSEEN        DIRECTORSHIPS
 NAME, ADDRESS AND AGE      WITH THE FUNDS      TIME SERVED(1)       DURING THE PAST 5 YEARS     BY DIRECTOR     HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.             Lead            Director        Current: Business broker            33               None
One Security Benefit Place    Independent       since 1994       and manager of commercial real
Topeka, KS 66636-0001           Director,                        estate, Griffith & Blair, Inc.
(64)                            Chair of
                               Nominating
                               Committee
---------------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.             Director,       Since 2004       Current: Chairman, CEO, &           33               None
One Security Benefit Place      Chair of                         Director, The Craig Group,
Topeka, KS 66636-0001           Contract                         Inc.; Managing Member of Craig
(72)                             Renewal                         Family Investments, LLC. Prior
                                Committee                        to November 1, 2009, Chairman,
                                                                 CEO, Secretary & Director, The
                                                                 Martin Tractor Company, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                Director,       Since 1993       Current: Partner, Vivian's Gift     33               None
One Security Benefit Place      Chair of                         Shop (Corporate Retail); Vice
Topeka, KS 66636-0001            Audit                           President, Palmer Companies, Inc.
(72)                           Committee                         (Small Business and Shopping
                                                                 Center Development); PLB (Real
                                                                 Estate Equipment Leasing).
---------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius            Director        Since 1998       Current: President and Chief        33               None
One Security Benefit Place                                       Executive Officer, Stormont-Vail
Topeka, KS 66636-0001                                            HealthCare.
(67)
---------------------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                 Director        Since 2005      Current: President, Washburn         33           Westar Energy;
One Security Benefit Place                                      University.                                          CoreFirst
Topeka, KS 66636-0001                                                                                              Bank & Trust
(65)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX            OTHER
                                               TERM OF OFFICE                                     OVERSEEN        DIRECTORSHIPS
                           POSITION(s) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(s)     BY DIRECTOR     HELD BY DIRECTOR
 NAME, ADDRESS AND AGE      WITH THE FUNDS      TIME SERVED(1)       DURING THE PAST 5 YEARS     OR NOMINEE         OR NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
                                        DIRECTORS OR NOMINEES WHO ARE "INTERESTED PERSONS"
---------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman             Director,         Since 2008    Current: Senior Vice President,       212           None
Six Landmark Square            President,                      Security Benefit Corporation;
Stamford, CT 06901               and                           CEO, Security Benefit Asset
(50)(2)                       Chairman of                      Management Holdings, LLC; CEO,
                               the Board                       President & Manager Representative,
                                                               Security Investors, LLC; CEO &
                                                               Manager, Rydex Holdings, LLC; CEO,
                                                               President, & Manager, Rydex
                                                               Distributors, LLC; Manager, Rydex
                                                               Fund Services, LLC; and President &
                                                               Director, Rydex Series Funds, Rydex
                                                               ETF Trust, Rydex Dynamic Funds and
                                                               Rydex Variable Trust Director,
                                                               First Security Benefit Life
                                                               Insurance Company (2007-2010);
                                                               President & Director, Security
                                                               Global Investors (2010-2011); CEO &
                                                               Director, Rydex Advisors, LLC &
                                                               Rydex Advisor II, LLC (2010); and
                                                               Director, Security Distributors,
                                                               Inc. (2007-2009). Managing Member,
                                                               RM Goldman Partners, LLC
                                                               (2006-2007). President and CEO,
                                                               ForstmannLeff (2003-2005).

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX            OTHER
                                               TERM OF OFFICE                                     OVERSEEN         DIRECTORSHIPS
                           POSITION(s) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(s)     BY DIRECTOR     HELD BY DIRECTOR
 NAME, ADDRESS AND AGE      WITH THE FUNDS      TIME SERVED(1)       DURING THE PAST 5 YEARS     OR NOMINEE         OR NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"
---------------------------------------------------------------------------------------------------------------------------------
Donald C. Cacciapaglia        Nominee            N/A           Guggenheim Investments: President     212           None
(60)(2)                                                        and Chief Administrative Officer
                                                               from February 2010 to present

                                                               Channel Capital Group Inc.:
                                                               Chairman and CEO from April
                                                               2002 to February 2010
---------------------------------------------------------------------------------------------------------------------------------
  (1)    Directors serve until the next annual meeting or their successors are duly elected and qualified.
  (2)    This director is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the
         Funds' Investment Manager and/or the parent of the Investment Manager.
---------------------------------------------------------------------------------------------------------------------------------

       The Chairman of the Board of Directors, Richard M. Goldman, is an "interested person," as that term is defined by the 1940 Act, of the Funds. Donald A. Chubb, Jr., who is not an interested person of the Fund, serves as its Lead Independent Director. The Board has determined that the leadership structure of the Funds is appropriate given its specific characteristics and circumstances; in particular, the Board has considered that the Independent Directors will constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters, and the role of the Lead Independent Director is to act as a liaison between the Independent Directors and management and promote the open flow of information and views between Fund management and the Independent Directors. In addition, the Board considered the benefits of having the Board meetings run by a member of management who is immersed in the Funds' business on a day-to-day basis and is a mutual fund industry participant. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Funds.

                     BOARD'S CONSIDERATION OF EACH NOMINEE'S
                QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS

       The Board has concluded that each of the nominees should serve on the Board because of his or her ability to review and understand information about the Companies and the Funds provided to him or her by management; to identify and request other information he or she may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise his or her business judgment in a manner that serves the best interests of the Funds' shareholders. The Board has concluded that each of the nominees should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

       Donald C. Cacciapaglia is President and Chief Administrative Officer of Guggenheim's investment management business. Most recently he was chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer, Channel Capital Group LLC, an affiliate of Guggenheim Capital, from 2002 through 2010. From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber's Private Equity Group and assumed responsibility for the coverage of Leveraged Buyout firms and the Investment Bank's Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). However, based on the requirement that applies to the Funds that 75% of the Board be composed of "independent" Directors, Mr. Cacciapaglia will only qualify to become a Director when an additional Independent Director is appointed (or the balance is otherwise maintained).

       Donald A. Chubb, Jr. has served as a Director since 1994 and has served as Chair of the Nominating Committee since 2005 and as Lead Independent Director since 2010. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 13 years. Prior he owned and operated electric sign companies and was a director of Fidelity Bank and Trust.

       Harry W. Craig, Jr. has served as a Director since 2004 and as Chair of the Contract Renewal Committee since 2005. Mr. Craig is the retired Chairman and Chief Executive Officer of Martin Tractor Company, Inc., a Caterpillar Dealership. Mr. Craig is currently the Chairman, Chief Executive Officer, and Director of The Craig Group, Inc. He is also the Managing Member of Craig Family Investments, LLC. Mr. Craig was Director and Treasurer of Sunflower Foundation:
Health Care for Kansans for eight years. Mr. Craig is a director, finance committee member, and past Chairman on the board of Stormont-Vail HealthCare. Mr. Craig practiced as a lawyer prior to his business career.

       Richard M. Goldman has served as Chairman and a Director of Security Income Fund Board since 2008. Mr. Goldman has over 17 years experience in the asset management business. Currently, he is the Chief Executive Officer of the Investment Manager. Prior to joining the Investment Manager in 2007, Mr. Goldman was the President, Chief Executive Officer, and Chairman of Forstmann-Leff Associates from 2003 until 2005, and he was the Managing Director and Head of Americas Institutional Business at Deutsche Asset Management from 1999 until 2003. Before 1999, Mr. Goldman was Head of Institutional Sales and Multinational Organizations at State Street Global Advisors from 1993 until 1999, and the Director of New Business Development at Loyalty Management Group from 1992 until 1993. Mr. Goldman also was a sales representative at Proctor & Gamble from 1983 until 1984, when he joined IBM as a Unit Manager until 1992.

       Penny A. Lumpkin has served as a Director since 1993 and as Chair of the Audit Committee since 1995. Ms. Lumpkin has experience with various business and real estate ventures, currently as Partner of Vivian's Gift Shop (corporate retail), Vice President, Palmer Companies, Inc. (small business and shopping center development) and Senior Vice President, PLB (real estate equipment leasing).

       Maynard F. Oliverius has served as a Director since 1998. Mr. Oliverius is President and Chief Executive Officer of Stormont-Vail HealthCare. From 2005 through 2008 Mr. Oliverius was on the Board of Directors of the American Hospital Association. Mr. Oliverius has a masters degree in Health Care Administration.

       Dr. Jerry B. Farley has served as a Director since 2005. Dr. Farley has over 38 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust.

       If the nominees are elected, Mr. Goldman would remain the Chairman of the Board of Directors and Mr. Chubb would remain the Lead Independent Director.

                         PRINCIPAL OFFICERS OF THE FUNDS

       Officers of the Funds are appointed by the Board and serve at the pleasure of the Board. The following table shows information about the principal officers, including their ages, their positions with the Companies and their principal occupations during the past five years. The mailing address of each officer is One Security Benefit Place, Topeka, KS 66636. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

---------------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF OFFICE
                              POSITION(s) HELD       AND LENGTH OF
 NAME, ADDRESS AND AGE         WITH THE FUNDS         TIME SERVED            PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
Mark P. Bronzo                 Vice President           Since         Current: Portfolio Manager, Security Investors, LLC.
One Security Benefit Place                               2008         Managing Director and Chief Compliance Officer, Nationwide
Topeka, KS 66636-0001                                                 Separate Accounts LLC. (2003-2008)
(DOB 11/1/60)
---------------------------------------------------------------------------------------------------------------------------------
Keith A. Fletcher              Vice President           Since         Current: Senior Vice President, Security Investors, LLC;
One Security Benefit Place                               2010         Vice President, Rydex Holdings, LLC; Vice President, Rydex
Topeka, KS 66636-0001                                                 Specialized Products, LLC; Vice President, Rydex
(DOB 02/18/58)                                                        Distributors, LLC; Vice President, Rydex Fund Services,
                                                                      LLC; Vice President and Director, Advisor Research Center,
                                                                      Inc.; and Vice President, Rydex Series Funds, Rydex ETF
                                                                      Trust, Rydex Dynamic Funds and Rydex Variable Trust
                                                                      Vice President, Security Global Investors, LLC (2010-2011);
                                                                      Vice President, Rydex Advisors, LLC (2010); and Vice
                                                                      President, Rydex Advisors II, LLC (2010)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF OFFICE
                              POSITION(s) HELD       AND LENGTH OF
 NAME, ADDRESS AND AGE         WITH THE FUNDS         TIME SERVED            PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney Catalucci         Chief               Since         Current: Chief Compliance Officer & Secretary, Rydex
One Security Benefit Place       Compliance              2010         Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and
Topeka, KS 66636-0001              Officer                            Rydex Variable Trust; Vice President, Rydex Holdings, LLC;
(DOB 10/10/1966)                                                      Vice President, Security Benefit Asset Management Holdings,
                                                                      LLC; and Senior Vice President & Chief Compliance Officer,
                                                                      Security Investors, LLC Senior Vice President, Security
                                                                      Global Investors, LLC (2010-2011); Chief Compliance Officer
                                                                      and Senior Vice President, Rydex Advisors, LLC & Rydex
                                                                      Advisors II, LLC (2010)
---------------------------------------------------------------------------------------------------------------------------------
Nikolaos Bonos                   Treasurer              Since         Current: Senior Vice President, Security Investors, LLC;
One Security Benefit Place                               2010         Chief Executive Officer & Manager, Rydex Specialized
Topeka, KS 66636-0001                                                 Products, LLC; Chief Executive Officer & President, Rydex
(DOB 05/30/1963)                                                      Fund Services, LLC; Vice President, Rydex Holdings, LLC;
                                                                      Vice President & Treasurer, Rydex Series Funds; Rydex ETF
                                                                      Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and
                                                                      Vice President, Security Benefit Asset Management Holdings,
                                                                      LLC Senior Vice President, Security Global Investors, LLC
                                                                      (2010-2011); and Senior Vice President, Rydex Advisors, LLC
                                                                      and Rydex Advisors II, LLC
---------------------------------------------------------------------------------------------------------------------------------
Joseph M. Arruda                 Assistant              Since         Current: Vice President, Security Investors, LLC; Chief
One Security Benefit Place       Treasurer               2010         Financial Officer & Manager, Rydex Specialized Products,
Topeka, KS 66636-0001                                                 LLC; and Assistant Treasurer, Rydex Series Funds; Rydex
(DOB 09/05/1966)                                                      Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust
                                                                      Vice President, Security Global Investors, LLC (2010-2011);
                                                                      and Vice President, Rydex Advisors, LLC and Rydex Advisors
                                                                      II, LLC (2010)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF OFFICE
                              POSITION(s) HELD       AND LENGTH OF
 NAME, ADDRESS AND AGE         WITH THE FUNDS         TIME SERVED            PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee                     Secretary and            Since         Current: Senior Vice President & Secretary, Security
One Security Benefit Place     Vice President            1987         Investors, LLC; Secretary & Chief Compliance Officer,
Topeka, KS 66636-0001                                (Secretary)      Security Distributors, Inc.; Vice President, Associate
(DOB 6/5/61)                                            Since         General Counsel & Assistant Secretary, Security Benefit
                                                         2007         Life Insurance Company and Security Benefit Corporation;
                                                        (Vice         Associate General Counsel, First Security Benefit Life
                                                      President)      Insurance and Annuity of New York; Vice President &
                                                                      Assistant Secretary, Rydex Series Funds, Rydex ETF Trust,
                                                                      Rydex Dynamic Funds, and Rydex Variable Trust; Vice
                                                                      President & Secretary, Rydex Holdings, LLC Secretary,
                                                                      Advisor Research Center, Inc., Rydex Specialized Products,
                                                                      LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC;
                                                                      and Assistant Secretary, Security Benefit Clinic and
                                                                      Hospital Senior Vice President & Secretary, Security
                                                                      Global Investors, LLC (2007-2011); Senior Vice President &
                                                                      Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC
                                                                      (2010); and Director, Brecek & Young Advisors, Inc.
                                                                      (2004-2008)
---------------------------------------------------------------------------------------------------------------------------------
Mark A. Mitchell               Vice President           Since         Current: Portfolio Manager, Security Investors, LLC
One Security Benefit Place                               2003         Vice President and Portfolio Manager, Security Benefit
Topeka, KS 66636-0001                                                 Life Insurance Company (2003-2010)
(DOB 8/24/64)
---------------------------------------------------------------------------------------------------------------------------------
Joseph C. O'Connor             Vice President           Since         Current: Portfolio Manager, Security Investors, LLC.
One Security Benefit Place                               2008         Managing Director, Nationwide Separate Accounts LLC.
Topeka, KS 66636-0001                                                 (2003-2008)
(DOB 7/15/60)
---------------------------------------------------------------------------------------------------------------------------------
Daniel W. Portanova            Vice President           Since         Current: Portfolio Manager, Security Investors, LLC.
One Security Benefit Place                               2008         Managing Director, Nationwide Separate Accounts LLC.
Topeka, KS 66636-0001                                                 (2003-2008)
(DOB 10/2/60)
---------------------------------------------------------------------------------------------------------------------------------
James P. Schier                Vice President           Since         Current: Senior Portfolio Manager, Security Investors, LLC
One Security Benefit Place                               1998         Vice President & Senior Portfolio Manager, Security Benefit
Topeka, KS 66636-0001                                                 Life Insurance Company (1998-2010)
(DOB 12/28/57)
---------------------------------------------------------------------------------------------------------------------------------
David G. Toussaint             Vice President           Since         Current: Portfolio Manager, Security Investors, LLC.
One Security Benefit Place                               2005         Assistant Vice President and Portfolio Manager, Security
Topeka, KS 66636-0001                                                 Benefit Life Insurance Company. (2005-2009)
(DOB 10/10/66)
---------------------------------------------------------------------------------------------------------------------------------

                      NOMINEE OWNERSHIP OF PORTFOLIO SHARES

       As of December 31, 2010, the Nominees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds that would be overseen by the Nominees in the dollar ranges set forth below.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                                       EQUITY SECURITIES IN ALL
                                                                                                         REGISTERED INVESTMENT
                                                                                    DOLLAR                COMPANIES OVERSEEN
 NAME OF INDEPENDENT                                                            RANGE OF EQUITY        BY DIRECTOR IN FAMILY OF
 DIRECTOR OR NOMINEE                    NAME OF FUND                           SECURITIES IN FUND        INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund-U.S. Intermediate Bond Fund             $1-$10,000
                      --------------------------------------------------------------------------
                      Security Equity Fund-Mid Cap Value Institutional Fund     $10,001-$50,000
Donald A. Chubb, Jr.  --------------------------------------------------------------------------              Over $100,000
                      Security Equity Fund-Small Cap Growth Fund                   $1-$10,000
                      --------------------------------------------------------------------------
                      Security Mid Cap Growth Fund                              $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------
                      Security Equity Fund-Mid Cap Value Fund                     Over $100,000
Harry A. Craig        --------------------------------------------------------------------------              Over $100,000
                      Security Equity Fund-Small Cap Value Fund                   Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund-U.S. Intermediate Bond Fund          $50,001-$100,000
                      --------------------------------------------------------------------------
                      Security Large Cap Value Fund                                $1-$10,000
                      --------------------------------------------------------------------------
                      Security Equity Fund-Large Cap Core Fund                  $10,001-$50,000
                      --------------------------------------------------------------------------
                      Security Equity Fund-Mid Cap Value Fund                   $10,001-$50,000
Penny A. Lumpkin      --------------------------------------------------------------------------              Over $100,000
                      Security Equity Fund-Large Cap Concentrated Growth
                      Fund                                                         $1-$10,000
                      --------------------------------------------------------------------------
                      Security Mid Cap Growth Fund                                 $1-$10,000
                      --------------------------------------------------------------------------
                      Security Equity Fund-MSCI EAFE Equal Weight Fund          $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius  Security Income Fund-U.S. Intermediate Bond Fund          $50,001-$100,000              Over $100,000
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                                       EQUITY SECURITIES IN ALL
                                                                                                         REGISTERED INVESTMENT
                                                                                    DOLLAR                COMPANIES OVERSEEN
 NAME OF INDEPENDENT                                                            RANGE OF EQUITY        BY DIRECTOR IN FAMILY OF
 DIRECTOR OR NOMINEE                    NAME OF FUND                           SECURITIES IN FUND        INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund-High Yield Fund                        Over $100,000
                      --------------------------------------------------------------------------
                      Security Equity Fund-Mid Cap Value Fund                     Over $100,000
                      --------------------------------------------------------------------------
                      Security Equity Fund-Small Cap Value Fund                   Over $100,000
                      --------------------------------------------------------------------------
                      Security Income Fund, High Yield Fund                            $0
---------------------------------------------------------------------------------------------------------------------------------
                      Security Equity Fund-Alpha Opportunity Fund               $50,001-$100,000
                      --------------------------------------------------------------------------
Jerry B. Farley       Security Equity Fund-Small Cap Value Fund                   Over $100,000               Over $100,000
                      --------------------------------------------------------------------------
                      Security Equity Fund-MSCI EAFE Equal Weight Fund           $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------

       As of December 31, 2010, the Nominees who would be considered "interested persons" of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds that would be overseen by the Nominees in the dollar ranges set forth below.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                                       EQUITY SECURITIES IN ALL
                                                                                                         REGISTERED INVESTMENT
                                                                                      DOLLAR              COMPANIES OVERSEEN
 NAME OF "INTERESTED"                                                             RANGE OF EQUITY      BY DIRECTOR IN FAMILY OF
 DIRECTOR OR NOMINEE                       NAME OF FUND                         SECURITIES IN FUND        INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
Donald C. Cacciapaglia   None                                                          None                        None
Richard M. Goldman       Security Equity Fund-Mid Cap Value Institutional Fund    $10,001-$50,000            $10,001-$50,000

       None of the nominees for Independent Director or their immediate family members had any interest in the Investment Manager or Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Nominee's spouse, children residing the in the Nominee's household and dependents of the Nominee.

       As of October 3, 2011, the Directors and officers as a group owned less than 1% of the outstanding shares of each Fund, except as listed in Appendix H.

                               BOARD COMPENSATION

       The Funds' Directors, except those directors who are "interested persons" of the Funds, receive from all of the registered investment companies to which the Investment Manager provides investment advisory services an annual retainer of $32,000 and a fee of $6,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $3,500 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended and $2,500 per any telephone board meeting for which there is an agenda, minutes and a duration of one hour or more. Each Fund pays proportionately its respective share of Independent Directors' fees, audit committee fees and travel costs based on relative net assets. The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds.

       The aggregate compensation paid by Security Equity Fund to each of the Directors during the fiscal year ended September 30, 2010, and the aggregate compensation paid to each of the Independent Directors during calendar year 2010 by the Rydex | SGI Funds, are set forth below.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL COMPENSATION FROM
                                                  PENSION OR RETIREMENT        ESTIMATED ANNUAL     THE RYDEX | SGI FUNDS
NAMES OF INDEPENDENT            AGGREGATE      BENEFITS ACCRUED AS PART OF      BENEFITS UPON       COMPLEX, INCLUDING THE
DIRECTORS OF THE FUND         COMPENSATION            FUND EXPENSES              RETIREMENT                 FUNDS
----------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.             $38,486                   $0                        $0                     $77,500
Harry W. Craig, Jr.              $38,486                   $0                        $0                     $77,500
Penny A. Lumpkin                 $38,486                   $0                        $0                     $77,500
Jerry B. Farley                  $37,064                   $0                        $0                     $77,500
Maynard F. Oliverius             $38,486                   $0                        $0                     $77,500
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL COMPENSATION FROM
NAMES OF DIRECTORS WHO ARE                        PENSION OR RETIREMENT        ESTIMATED ANNUAL     THE RYDEX | SGI FUNDS
"INTERESTED PERSONS" OF THE     AGGREGATE      BENEFITS ACCRUED AS PART OF      BENEFITS UPON       COMPLEX, INCLUDING THE
FUND                          COMPENSATION            FUND EXPENSES              RETIREMENT                 FUNDS
----------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman               $0                        $0                        $0                     $0
----------------------------------------------------------------------------------------------------------------------------

       The aggregate compensation paid by Security Large Cap Value Fund to each of the directors during the fiscal year ended September 30, 2010, and the aggregate compensation paid to each of the Independent Directors during calendar year 2010 by the Rydex | SGI Funds, are set forth below.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL COMPENSATION FROM
                                                  PENSION OR RETIREMENT        ESTIMATED ANNUAL     THE RYDEX | SGI FUNDS
NAMES OF INDEPENDENT            AGGREGATE      BENEFITS ACCRUED AS PART OF      BENEFITS UPON       COMPLEX, INCLUDING THE
DIRECTORS OF THE FUND         COMPENSATION            FUND EXPENSES              RETIREMENT                 FUNDS
----------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.             $1,131                    $0                        $0                     $77,500
Harry W. Craig, Jr.              $1,131                    $0                        $0                     $77,500
Penny A. Lumpkin                 $1,131                    $0                        $0                     $77,500
Jerry B. Farley                  $1,087                    $0                        $0                     $77,500
Maynard F. Oliverius             $1,131                    $0                        $0                     $77,500
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL COMPENSATION FROM
NAMES OF DIRECTORS WHO ARE                        PENSION OR RETIREMENT        ESTIMATED ANNUAL     THE RYDEX | SGI FUNDS
"INTERESTED PERSONS" OF THE     AGGREGATE      BENEFITS ACCRUED AS PART OF      BENEFITS UPON       COMPLEX, INCLUDING THE
FUND                          COMPENSATION            FUND EXPENSES              RETIREMENT                 FUNDS
----------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman               $0                        $0                        $0                     $0
----------------------------------------------------------------------------------------------------------------------------

       The aggregate compensation paid by Security Mid Cap Growth Fund to each of the directors during the fiscal year ended September 30, 2010, and the aggregate compensation paid to each of the Independent Directors during calendar year 2010 by the Rydex | SGI Funds, are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COMPENSATION FROM
                                               PENSION OR RETIREMENT       ESTIMATED ANNUAL    THE RYDEX | SGI FUNDS
NAMES OF INDEPENDENT           AGGREGATE    BENEFITS ACCRUED AS PART OF      BENEFITS UPON    COMPLEX, INCLUDING THE
DIRECTORS OF THE FUND         COMPENSATION         FUND EXPENSES              RETIREMENT               FUNDS
----------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.             $1,718                  $0                      $0                   $77,500
----------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.              $1,718                  $0                      $0                   $77,500
----------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                 $1,718                  $0                      $0                   $77,500
----------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                  $1,648                  $0                      $0                   $77,500
----------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius             $1,718                  $0                      $0                   $77,500
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COMPENSATION FROM
NAMES OF DIRECTORS WHO ARE                     PENSION OR RETIREMENT       ESTIMATED ANNUAL    THE RYDEX | SGI FUNDS
"INTERESTED PERSONS" OF THE    AGGREGATE    BENEFITS ACCRUED AS PART OF      BENEFITS UPON    COMPLEX, INCLUDING THE
FUND                          COMPENSATION          FUND EXPENSES             RETIREMENT               FUNDS
----------------------------------------------------------------------------------------------------------------------
Richard M. Goldman                 $0                    $0                      $0                     $0
----------------------------------------------------------------------------------------------------------------------

    The aggregate compensation paid by Security Income Fund to each of the directors during the fiscal year ended December 31, 2010, and the aggregate compensation paid to each of the Independent Directors during calendar year 2010 by the Rydex | SGI Funds, are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COMPENSATION FROM
                                               PENSION OR RETIREMENT       ESTIMATED ANNUAL    THE RYDEX | SGI FUNDS
NAMES OF INDEPENDENT           AGGREGATE     BENEFITS ACCRUED AS PART OF    BENEFITS UPON      COMPLEX, INCLUDING THE
DIRECTORS OF THE FUND         COMPENSATION         FUND EXPENSES              RETIREMENT               FUNDS
----------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.             $5,697                  $0                      $0                   $77,500
----------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.               5,697                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                  5,697                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                   5,697                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius              5,697                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COMPENSATION FROM
NAMES OF DIRECTORS WHO ARE                     PENSION OR RETIREMENT       ESTIMATED ANNUAL     THE RYDEX | SGI FUNDS
"INTERESTED PERSONS" OF THE    AGGREGATE     BENEFITS ACCRUED AS PART OF    BENEFITS UPON      COMPLEX, INCLUDING THE
FUND                          COMPENSATION          FUND EXPENSES              RETIREMENT              FUNDS
----------------------------------------------------------------------------------------------------------------------
Richard M. Goldman                 $0                    $0                      $0                     $0
----------------------------------------------------------------------------------------------------------------------

    The aggregate compensation paid by SBL Fund to each of the directors during the fiscal year ended December 31, 2010, and the aggregate compensation paid to each of the Independent Directors during calendar year 2010 by the Rydex | SGI Funds, are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COMPENSATION FROM
                                               PENSION OR RETIREMENT       ESTIMATED ANNUAL    THE RYDEX | SGI FUNDS
NAMES OF INDEPENDENT           AGGREGATE     BENEFITS ACCRUED AS PART OF    BENEFITS UPON      COMPLEX, INCLUDING THE
DIRECTORS OF THE FUND         COMPENSATION          FUND EXPENSES             RETIREMENT               FUNDS
----------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.            $35,877                  $0                      $0                   $77,500
----------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.             $35,877                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                $35,877                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                 $35,877                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius            $35,877                   0                       0                    77,500
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COMPENSATION FROM
NAMES OF DIRECTORS WHO ARE                     PENSION OR RETIREMENT       ESTIMATED ANNUAL    THE RYDEX | SGI FUNDS
"INTERESTED PERSONS" OF THE    AGGREGATE     BENEFITS ACCRUED AS PART OF    BENEFITS UPON     COMPLEX, INCLUDING THE
FUND                          COMPENSATION         FUND EXPENSES              RETIREMENT               FUNDS
----------------------------------------------------------------------------------------------------------------------
Richard M. Goldman                 $0                    $0                      $0                     $0
----------------------------------------------------------------------------------------------------------------------

                      COMMITTEES AND MEETINGS OF THE BOARD

     The Board is responsible for overseeing the management and affairs of the Funds. The Board held 4 regular meetings during each Company's most recent fiscal year. The Board of each Company (other than Security Income Fund) held 3 special meetings during the respective Company's most recent fiscal year. The Board of Security Income Fund held 4 special meetings during Security Income Fund's most recent fiscal year. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Companies currently do not have a policy with respect to Directors' attendance at shareholder meetings. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Companies' offices. Shareholder communications will be sent directly to the applicable Board member(s). The Board has established the following standing committees:

    AUDIT COMMITTEE -- The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Funds. The Audit Committee consists of the following Independent Directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended December 31, 2010.

    CONTRACT RENEWAL COMMITTEE -- The Board of Directors has a Contract Renewal Committee, the purpose of which is to meet in advance of the annual contract renewal meeting and review relevant information before voting on whether to renew the Funds' investment advisory agreements. The Committee also considers whether additional information should be requested from management in connection with the annual review of the Funds' advisory agreements. The Contract Renewal Committee consists of the following Independent Directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Contract Renewal Committee held no meetings during the calendar year ended December 31, 2010.

    NOMINATING COMMITTEE -- The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb, Farley, Craig, and Oliverius and Ms. Lumpkin. The Nominating Committee held no meetings during the calendar year ended December 31, 2010. Additional information regarding the Nominating Committee may be found in the charter of the Nominating Committee, which may be found in Appendix I.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The firm of Ernst & Young LLP ("Ernst & Young") has been selected as independent auditors of the Companies for the current fiscal year. Ernst & Young has confirmed to the Audit Committee that they are independent auditors with respect to the Companies. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

    Certain information concerning the fees and services provided by Ernst & Young to the Companies and to the Investment Manager and its affiliates for the two most recently completed fiscal years of the Companies is provided below. The Audit Committee is responsible for the engagement, compensation, and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Ernst & Young's independence each year. For the two most recent fiscal years for each if the Funds, none of the services provided to the Companies or described under "Audit-Related Fees," "Tax Fees," and "All Other Fees" were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

    The following table sets forth the aggregate fees billed by Ernst & Young for professional services rendered to the Companies during the two most recent fiscal years.

------------------------------------------------------------------------------------------------------------------
              SECURITY EQUITY     SECURITY LARGE      SECURITY MID CAP     SECURITY INCOME          SBL FUND
                   FUND           CAP VALUE FUND        GROWTH FUND             FUND
------------------------------------------------------------------------------------------------------------------
AUDIT FEES   9/30/10: $162,500   9/30/10: $13,000    9/30/10: $13,000     12/31/10: $26,000    12/31/10: $287,500
             9/30/09: $271,000   9/30/09: $13,000    9/30/09: $13,000     12/31/09: $26,000    12/31/09: $188,500
------------------------------------------------------------------------------------------------------------------
AUDIT-       9/30/10: $  7,673   9/30/10: $ 4,135    9/30/10: $ 3,692     12/31/10: $ 6,200    12/31/10: $ 11,020
RELATED      9/30/09: $  7,673   9/30/09: $ 4,315    9/30/09: $ 3,692     12/31/09: $ 6,200    12/31/09: $ 11,020
FEES
------------------------------------------------------------------------------------------------------------------
TAX FEES    9/30/10:  $ 32,075   9/30/10: $ 6,415    9/30/10: $ 3,208     12/31/10: $ 6,415    12/31/10: $ 48,113
            9/30/09:  $ 33,633   9/30/09: $ 6,727    9/30/09: $ 3,363     12/31/09: $ 6,727    12/31/09: $ 50,450
------------------------------------------------------------------------------------------------------------------
ALL OTHER   9/30/10:  $  7,667   9/30/10: $ 1,533    9/30/10: $   767     12/31/10: $ 1,533    12/31/10: $ 11,500
FEES        9/30/09:  $  7,667   9/30/09: $ 1,533    9/30/09: $   767     12/31/09: $ 1,533    12/31/09: $ 11,500
------------------------------------------------------------------------------------------------------------------
AGGREGATE   9/30/10:  $      0   9/30/10: $     0   9/30/10:  $     0     12/31/10: $     0    12/31/10: $      0
NON-AUDIT   9/30/09:  $      0   9/30/09: $     0   9/30/09:  $     0     12/31/09: $     0    12/31/09: $      0
FEES
------------------------------------------------------------------------------------------------------------------

    AUDIT FEES. The aggregate fees billed by Ernst & Young for audit of the annual financial statements in connection with statutory and regulatory filings.

    AUDIT-RELATED FEES. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of the Company's financial statements (and not reported above).

    TAX FEES. The aggregate tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance.

    ALL OTHER FEES. The aggregate fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above.

    AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees were for tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee. As such, the Audit Committee has considered these services in maintaining Ernst & Young's independence.

                       BOARD RECOMMENDATION ON PROPOSAL 2

                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS OF THE FUNDS VOTE "FOR" THE
                            ELECTION OF EACH NOMINEE

                                   PROPOSAL 3

                   THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL
               INVESTMENT POLICY ON DIVERSIFICATION OF INVESTMENTS
                            WITH RESPECT TO SERIES N

    Proposal 3 relates to a change to the "fundamental investment policy" on diversification of investments for Series N. The 1940 Act requires that each Fund adopt a "fundamental" investment policy with respect to several types of activities, including diversification of investments. Diversification relates to the percentage of assets that may be invested in a single issuer's securities and the percentage of voting securities of such issuer that may be owned. Under the 1940 Act, an investment policy that is "fundamental" may only be modified with the approval of shareholders. Series N currently has in place a fundamental investment policy on diversification of investments that is more prohibitive than the 1940 Act requires, unnecessarily limiting the Series' investment strategies. Proposal 3 is thus intended to provide Series N with greater flexibility to invest in issuers, particularly investment companies, to the maximum extent permitted as a diversified fund, consistent with current applicable law and with Series N's investment strategies and objectives. If this change is approved by shareholders of Series N, the investment program of Series N will change as discussed below.

                   PROPOSED FUNDAMENTAL NEW INVESTMENT POLICY

    If Proposal 3 is approved by shareholders, the fundamental investment policy on diversification of investments for Series N would read:

         The fundamental policies of the Series are:

         1. Series N shall be a "diversified company" as that term is defined under the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time.

                      CURRENT FUNDAMENTAL INVESTMENT POLICY

    The current fundamental investment policy on diversification of investments for Series N reads:

         The fundamental policies of the Series are:

         1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities), provided, that this limitation applies only with respect to 75% of the Fund's total assets.

         2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER Not to purchase a security if, as a result, with respect to 75% of the value of the Series' total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Series
              (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

                       DISCUSSION OF PROPOSED MODIFICATION

    The proposed modification to Series N's fundamental investment policy on diversification of investments would allow the Funds to invest in securities of any one issuer of securities to the extent permitted by the 1940 Act. The 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. The term "diversified" is defined in the 1940 Act as follows: "a management company which meets the following requirements: at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer" ("75% test"). Under the 1940 Act, a "non-diversified" mutual fund generally is any mutual fund that is not considered diversified and is not, therefore, constrained by the 75% test.

    Under the 75% test, a fund, such as Series N, may not invest more than 5% of its assets in a single issuer (e.g., a company) of securities. This provision is intended in part to limit the amount of investment exposure (and thus risk) that a "diversified" fund, such as Series N, can incur with regard to individual issuers. The 1940 Act provision carves out from the prohibition investments in cash and government securities (as these investments can generally be deemed less risky) as well as securities of other investment companies. The two current fundamental diversification policies of Series N that are shown above largely restate the 1940 Act provisions but fail to explicitly carve-out shares of investment companies, which could potentially prevent Series N from investing its assets in funds. The two current policies also unnecessarily limit the percentage of outstanding shares of another fund in which Series N may invest.

    If approved, the change would permit Series N to invest in other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable exemptive relief. Pursuant to provisions of the 1940 Act and the rules thereunder, a fund may invest almost without limitation in investment companies that are part of the same group of investment companies and can also invest in other investment companies within certain limits.

    As a shareholder of another investment company, Series N would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Series N bears directly in connection with its own operations.

    The tables below shows the current fees and expenses disclosed in Series N's prospectus and estimated pro forma fees and expenses of Series N that would be incurred if Series N invests in other investment companies.

ANNUAL OPERATING EXPENSES (Expenses that you pay each year         CURRENT      ESTIMATED
as a percentage of the value of your investment)*
-----------------------------------------------------------------------------------------
Management fees                                                    1.00%        0.65%
-----------------------------------------------------------------------------------------
Acquired fund fees and expenses                                    0.02%        0.15%
-----------------------------------------------------------------------------------------
Other expenses                                                     0.50%        0.50%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.52%        1.30%
-----------------------------------------------------------------------------------------

* The table does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. Series N is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

    EXAMPLE. This Example is intended to help you compare the cost of investing in Series N with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses. The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example is based on the current expenses of Series N and provides a comparison based on the pro forma expenses Series N may incur if Proposal 3 is approved. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR     3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------
CURRENT                        $155        $480         $829        $1,813
ESTIMATED                      $132        $412         $713        $1,568

    Notwithstanding this greater freedom to invest in other investment companies, Series N would continue to comply with other provisions of the 1940 Act relating to investments in other investment companies.

    No change is being proposed to Series N's designation as a diversified fund. Rather, Proposal 3 would permit Series N to invest in other issuers to the extent permitted under the 1940 Act as a diversified fund. The proposed modification would also allow Series N to conform to future changes in the 1940 Act--and interpretations thereunder--without further Board or shareholder action. The modification would therefore ensure that Series N maintains the maximum amount of flexibility to invest in securities while maintaining its status as a diversified investment company, without incurring the additional expenses necessary to further amend the fundamental investment policies.

               NOTE REGARDING RELATED CHANGE TO INVESTMENT PROGRAM

    This third proposal is motivated by the Investment Manager's recommendation, which was approved by the SBL Fund Board to modify Series N's investment objective and strategies in order to use a new asset allocation strategy which involve the investment of a predominant portion of the Fund's assets in exchange traded funds

("ETFs"), including ETFs within the Rydex|SGI family of funds in order to provide exposure to equity, fixed income and money market assets. Series N's assets would be compared to a diversified portfolio of ETFs seeking to track the investment performance of major equity and fixed income indexes. Series N also could invest in futures contracts in order to get exposure to such indexes. This asset allocation strategy would be dynamic, which means that it could rapidly change in order to adapt to market conditions. In addition, Series N would no longer be managed by its current sub-adviser. It is not believed that these investments in other investment companies will materially increase risks.
Series N does not expect that the Investment Manager would waive the management fees for the services that it renders to Series N because it believes that these fees are justified based on the services provided, which are in addition to the management services rendered by the Investment Manager or its affiliates at the underlying fund level.

    Should Series N shareholders not approve the proposal to amend Series N's fundamental investment policy on diversification of investments, Series N's current fundamental investment policy on diversification of investments would continue to apply unchanged and the Board would decide whether to make changes to Series N's investment program.

                       BOARD RECOMMENDATION ON PROPOSAL 3

    Based on their deliberations on and evaluation of the information described above and such other information deemed relevant, the Board, including all of the Independent Directors, unanimously agreed to approve the proposed new fundamental investment policy on diversification of investments and to recommend the approval of the proposed new fundamental investment policy on diversification of investments to shareholders of Series N.

                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF SERIES N VOTE "FOR" PROPOSAL 3

                                 OTHER BUSINESS

    The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

            ADMINISTRATOR, PRINCIPAL UNDERWRITERS AND TRANSFER AGENT

    The Investment Manager also serves as each Fund's administrator and until February 21, 2011 served as each Fund's transfer agent. Effective February 21, 2011, Rydex Fund Services, LLC (the "Transfer Agent"), located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 has served as transfer agent of the Funds. The principal underwriter/distributor of the Funds (co-principal underwriter/distributor with respect to SBL Fund) is Rydex Distributors, LLC (the "Distributor"), located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland

20850. The Transfer Agent and the Distributor are affiliates of the Investment Manager because they are commonly held with the Investment Manager (and will remain under common control after the Transaction). Information regarding the fees paid by each Fund to the Investment Manager for administrative and transfer agent services during the previous fiscal year is provided in Appendix B. Information regarding the fees paid by each Fund to the Distributor (or any predecessor affiliated distributor), as applicable, during the previous fiscal year also is provided in Appendix C.

    The Transaction would affect the control of the Distributor and Transfer Agent because they are commonly held with the Investment Manager. However, shareholder approval is not required in order for the Distributor and Transfer Agent to continue providing services to the Funds after the closing of the Transaction. The Transaction will not affect the control of Security Distributors, Inc., the co-principal underwriter for the series of SBL Fund, as it is not under the common control of the immediate parent of the Investment Manager. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Distributor and Transfer Agent to each Fund due to the change in control.

                         SUB-ADVISERS FOR CERTAIN FUNDS

    Mainstream Investment Advisers, LLC ("Mainstream"), 101 West Spring Street, New Albany, Indiana 47150, is currently the sub-adviser to Rydex|SGI Alpha Opportunity Fund and Series Z (Alpha Opportunity Series). T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 2102, is currently the sub-adviser to Series N.

    The Investment Manager and the Funds have received an order from the SEC that permits them to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval, except when the sub-adviser is affiliated with the Investment Manager. As a result, although the sub-advisory agreements with Mainstream and T. Rowe Price will be terminated upon completion of the Transaction, shareholder approval of the new sub-advisory agreements with Mainstream and T. Rowe Price is not required under the SEC exemptive order. At the Special Board Meeting, the Directors unanimously approved the new sub-advisory agreements with Mainstream and T. Rowe Price.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

    During the Funds' most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Manager or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

    Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100

F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

                               VOTING INFORMATION

    PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about October 13, 2011, but proxies may also be solicited by telephone and/or in person by representatives of the Companies, regular employees of the Investment Manager or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

    COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Guggenheim Capital or its affiliates, and not the Funds. The estimated cost of retaining The Altman Group is approximately $434,496.

    SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on October 3, 2011 will be entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. With respect to SBL Fund, the number of shares of each Fund as to which voting instructions may be given to the Company is determined by dividing the amount of the shareholder's insurance product account value attributable to a Fund on the Record Date by the net asset value per share of the Fund as of the same date. Fractional votes will be counted.

    Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix F, representing the same number of votes for each of such Funds. The persons (or, with respect to SBL Fund, the Insurance Companies) who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix G.

    With respect to SBL Fund, Insurance Companies that use shares of a Fund as funding media for their insurance products will vote shares of the Fund held by their separate accounts in accordance with the instructions received from owners of the insurance products. An Insurance Company also will vote shares of a Fund held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An Insurance Company whose separate account invests in a Fund will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote.

    More than 50% of a Fund's shares, represented in person or by proxy, will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to the Fund. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

    In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote "FOR" Proposals 1, 2 and 3 in favor of an adjournment of the Meeting, and will vote those proxies required to be voted "AGAINST" Proposals 1, 2 and 3 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" Proposals 1, 2 and 3. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

    In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of a Company prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

    REQUIRED VOTE. Approval of Proposal 1 and Proposal 3 requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1 and Proposal 3.

    With respect to Proposal 2, each shareholder is entitled to vote that number of shares owned as of the record date multiplied by the number of Directors to be elected. A shareholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as "cumulative voting." A plurality of the combined votes cast at the Meeting by the shareholders of a Company is sufficient to approve the election of a Director. Abstentions and broker non-votes will have no effect on Proposal 2.

    The Current Investment Management Agreements will remain in place until the completion of the Transaction, at which time, the Current Investment Management Agreements will terminate and, subject to shareholder approval, the New Investment Management Agreements will go into effect. As a result, if for some reason the Transaction does not occur, the Current Investment Management Agreements will not automatically terminate and will remain in effect, and the New Investment Management Agreements will not be entered into, even if they have been approved by Fund shareholders.

    If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short-and long-term options, as previously discussed. If the nominees are not elected, the current Directors will continue their current terms. New Directors could be appointed in compliance with applicable law. With respect to Proposal 3, should Series N's shareholders not approve the proposal to amend Series N's fundamental policy on diversification of investments, Series N's fundamental investment policy on diversification would continue to apply unchanged.

    SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Companies of their desire to receive multiple copies of the shareholder reports and proxy statements that the Companies send. If you would like to receive an additional copy, please contact the Companies by writing to the Companies' address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. A Company will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Company's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

    As a general matter, each Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of a Company, One Security Benefit Place, Topeka, Kansas 66636-0001.

    Proposals must be received a reasonable time before the Companies begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 By Order of the Boards of Directors,

                                 Richard M. Goldman
                                 President, Chairman of the Boards of Directors

                                   APPENDIX A

                  CORPORATE STRUCTURE OF THE INVESTMENT MANAGER

The following sets forth the name and business address of each parent company of the Investment Manager, and the basis of each parent company's control of the Investment Manager as of September 20, 2011.

The Investment Adviser is an indirect wholly-owned subsidiary of an entity that is managed by Guggenheim Partners, LLC ("Guggenheim Partners"). Guggenheim Partners is a wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 76225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim Partners as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital. Following the Transaction, the Investment Adviser will be an indirect wholly-owned subsidiary of Guggenheim Capital.

                                   APPENDIX B

                  FORMS OF NEW INVESTMENT MANAGEMENT AGREEMENTS

                         INVESTMENT MANAGEMENT AGREEMENT

    This Agreement, made and entered into this [ ] day of [ ], 2011 by and between SECURITY EQUITY FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

    WHEREAS, the Adviser is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

    1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. The Adviser agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus(es) of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

    The Adviser hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

    2.  ALLOCATION OF EXPENSES AND CHARGES.

        (a) Expenses of the Adviser. The Adviser shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

        (b) Expenses of the Fund. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse the Adviser for the payment of the following described expenses of the Fund whether or not billed to the Fund, the Adviser or any related entity:

           (i)    brokerage fees and commissions;

           (ii)   taxes;

           (iii)  interest expenses;

           (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

           (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

    and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, the Adviser or any related entity.

    (c) Expense Cap. For each of the Fund's full fiscal years that this Agreement remains in force, the Adviser agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), brokerage fees and commissions, and 12b-1 fees paid under a Fund's Class A, Class B or Class C Distribution Plans, but inclusive of the Adviser's compensation, exceeds the amount set forth below (the "Expense Cap"), the Adviser shall contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series shall not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

                                   EXPENSE CAP

    Large Cap Concentrated Growth Series, Class A, B and C - 1.75%

3.  COMPENSATION OF THE ADVISER.

    (a) As compensation for the investment advisory services to be rendered by the Adviser to the MSCI EAFE Equal Weight Series, for each of the years this Agreement is in effect, the MSCI EAFE Equal Weight Series shall pay the Adviser an annual fee equal to 0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Value Series, for each of the years this Agreement is in effect, Small Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Large Cap Core Series, Large Cap Concentrated Growth Series and Mid Cap Value Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Growth Series, for each of the years this Agreement is in effect, Small Cap Growth Series shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to All Cap Value Series for each of the years this Agreement is in effect, the All Cap Value Series shall pay the Adviser an annual fee equal to 0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series for each of the years this Agreement is in effect, the Alpha Opportunity Series shall pay the Adviser an annual fee equal to 1.25% of its average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

    (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

4.  INVESTMENT ADVISORY DUTIES.

    (a) Investment Advice. The Adviser shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Adviser to the Fund under this Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended. The Adviser shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

    (b) Subadvisers. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, the Adviser is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Adviser. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Adviser may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected series.

    (c)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

         (i) Transactions in portfolio securities shall be effected by the Adviser, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as the Adviser shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

         (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Adviser may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

         (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus(es) or Statement(s) of Additional Information, the Adviser is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Adviser. Such allocations shall be in such amounts and proportions as the Adviser may determine. If the transaction is directed to a broker providing brokerage and research services to the Adviser, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to all accounts as to which it now or hereafter exercises investment discretion For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

         (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

         (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Adviser, better price or execution can be obtained by utilizing the services of a broker.

         (d) Limitation of Liability of the Adviser with Respect to Rendering Investment Advisory Services. So long as the Adviser shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, the Adviser shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4. As used in this Section 4, the "Adviser" shall include directors, officers and employees of the Adviser, as well as the Adviser itself.

    5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for their own accounts or for the accounts of others for whom they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Adviser acts as investment adviser to other investment companies, and it expressly consents to the Adviser acting as such; provided, however, that if in the opinion of the Adviser, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

    6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus(es) which would require a change in the Adviser's obligations hereunder shall be subject to the Adviser's approval, which shall not be unreasonably withheld.

    7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12- month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund.

    Upon this Agreement becoming effective, any previous Agreement between the Fund and the Adviser providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

    This Agreement may be terminated at any time as to any series of the Fund without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the applicable series of the Fund, or by the Adviser, in each case on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940
Act).

    8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

    9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                           SECURITY EQUITY FUND

                                           By:
                                              --------------------------------
                                              Name: Richard M. Goldman
                                              Title: President

ATTEST:

---------------------------------
Name: Amy J. Lee
Title: Secretary

                                           SECURITY INVESTORS, LLC

                                           By:
                                              --------------------------------
                                              Name: Richard M. Goldman
                                              Title: President

ATTEST:

--------------------------------
Name: Amy J. Lee
Title: Secretary

                         INVESTMENT MANAGEMENT AGREEMENT

    This Agreement, made and entered into as of this [ ] day of [ ], 2011 by and between SECURITY LARGE CAP VALUE FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a limited liability company (hereinafter referred to as the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

    WHEREAS, the Fund is authorized to issue shares of capital stock in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Fund currently offers shares in two separate series, including the Large Cap Value Series and the Large Cap Value Institutional Series, such series together with all other series subsequently established by the Fund with respect to which the Fund desires to retain the Adviser to render investment advisory services hereunder and with respect to which the Adviser is willing so to do, being herein collectively referred to as the "Series"; and

    WHEREAS, the Adviser is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

    1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. The Adviser agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus(es) of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

    The Adviser hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

    2.  ALLOCATION OF EXPENSES AND CHARGES.

         (a) Expenses of the Adviser. The Adviser shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

    (b) Expenses of the Fund. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse the Adviser for the payment of the following described expenses of the Fund whether or not billed to the Fund, the Adviser or any related entity;

        (i)     brokerage fees and commissions;

        (ii)    taxes;

        (iii)   interest expenses;

        (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

        (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

    and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, the Adviser or any related entity.

3.  COMPENSATION OF THE ADVISER.

    (a) As compensation for the investment advisory services to be rendered by the Adviser to the Fund for each of the years this Agreement is in effect, the Fund shall pay the Adviser an annual fee equal to 0.65% of the Fund's average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's Prospectus(es).

    (b) For each of the Fund's fiscal years that this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), distribution fees paid by the Fund under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund shall not be deemed to be expenses within the meaning of this paragraph (b).

4.  INVESTMENT ADVISORY DUTIES.

    (a) Investment Advice. The Adviser shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Adviser to the Fund under this Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statement of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended The Adviser shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

    (b) Subadvisers. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, the Adviser is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets assigned to that Subadviser by the Adviser. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Adviser may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected series.

    (c) Portfolio Transactions and Brokerage.
        ------------------------------------

        (i) Transactions in portfolio securities shall be effected by the Adviser, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as the Adviser shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

        (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Adviser may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the Execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

         (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus(es) or Statement(s) of Additional Information, the Adviser is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Adviser. Such allocations shall be in such amounts and proportions as the Adviser may determine. If the transaction is directed to a broker providing brokerage and research services to the Adviser, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

         (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

         (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Adviser, better price or execution can be obtained by utilizing the services of a broker.

    (d) Limitation of Liability of the Adviser with Respect to Rendering Investment Advisory Services. So long as the Adviser shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, the Adviser shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained, however, shall be construed to protect the Adviser against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4. As used in this Section 4, "the Adviser" shall include directors, officers and employees of the Adviser, as well as the Adviser itself.

    5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Adviser acts as investment adviser to other investment companies, and it expressly consents to the Adviser acting as such; provided, however, that if in the opinion of the Adviser, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

    6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in the Adviser's obligations hereunder shall be subject to the Adviser's approval, which shall not be unreasonably withheld.

    7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12- month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of the majority of the entire Board of Directors of the Fund, and the vote of the majority of those directors who are not parties to this Agreement or interested persons (as such terms are defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of a majority of those directors who are not parties to this Agreement or interested persons (as such terms are defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

    Upon this Agreement becoming effective, any previous Agreement between the Fund and the Adviser providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

    This Agreement may be terminated at any time without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

    8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

    9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on this [ ] day of [ ], 2011.

                                          SECURITY LARGE CAP VALUE FUND

                                          By:
                                             ---------------------------------
                                             Name: Richard M. Goldman
                                             Title: President

ATTEST:

-------------------------------------
Name: Amy J. Lee
Title: Secretary

                                          SECURITY INVESTORS, LLC

                                          By:
                                             ---------------------------------
                                             Name: Richard M. Goldman
                                             Title: President

ATTEST:

--------------------------------------
Name: Amy J. Lee
Title: Secretary

                         INVESTMENT MANAGEMENT AGREEMENT

    This Agreement, made and entered into as of this [ ] day of [ ], 2011, by and between SECURITY MID CAP GROWTH FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a limited liability company (hereinafter referred to as "SI").

                               W I T N E S S E T H

    WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

    WHEREAS, SI is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

    1. EMPLOYMENT OF SI. The Fund hereby employs SI to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. SI agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

    SI hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

    2.  ALLOCATION OF EXPENSES AND CHARGES.

         (a) Expenses of SI. SI shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

         (b) Expenses of the Fund. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse SI for the payment of the following described expenses of the Fund whether or not billed to the Fund, SI or any related entity;

             (i)    brokerage fees and commissions;

             (ii)   taxes;

             (iii)  interest expenses;

             (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

             (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

         and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, SI or any related entity.

    3.  COMPENSATION OF SI.

         (a) As compensation for the investment advisory services to be rendered by SI to the Fund for each of the years this Agreement is in effect, the Fund shall pay SI an annual fee equal to 0.75% of the Fund's average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then SI's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

        (b) For each of the Fund's fiscal years that this Agreement remains in force, SI agrees that if total annual expenses of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of SI's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, SI will contribute to the Fund such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund shall not be deemed to be expenses within the meaning of this paragraph (b).

    4. INVESTMENT ADVISORY DUTIES.

         (a) Investment Advice. SI shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by SI to the Fund under this
    Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statement of the Fund under the Securities Act of 1933 ("1933 Act")
    and/or the 1940 Act, as may be applicable at the time, all as from time to time amended SI shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

         (b) Subadvisers. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, SI is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to the Fund, or any series thereof. Each Subadviser shall have investment discretion with respect to the assets assigned to that Subadviser by SI. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, SI may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the Fund, or series thereof as applicable.

         (c)  Portfolio Transactions and Brokerage.
              -------------------------------------

              (i) Transactions in portfolio securities shall be effected by SI, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as SI shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

              (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, SI may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

              (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus or Statement of Additional Information, SI is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to SI. Such allocations shall be in such amounts and proportions as SI may determine. If the transaction is directed to a broker providing brokerage and research services to SI, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if SI shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of SI with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

              (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, SI shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

              (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of SI, better price or execution can be obtained by utilizing the services of a broker.

         (d) Limitation of Liability of SI with Respect to Rendering Investment Advisory Services. So long as SI shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, SI shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained, however, shall be construed to protect SI against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4. As used in this Section 4, "SI" shall include directors, officers and employees of SI, as well as SI itself.

    5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent SI or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict SI or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that SI expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that SI acts as investment adviser to other investment companies, and it expressly consents to SI acting as such; provided, however, that if in the opinion of SI, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

    6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in SI's obligations hereunder shall be subject to SI's approval, which shall not be unreasonably withheld.

    7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to the Fund for an initial term of up to two years, and then for successive 12- month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of the majority of the entire Board of Directors of the Fund, and the vote of the majority of those directors who are not parties to this Agreement or interested persons (as such terms are defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

    Upon this Agreement becoming effective, any previous Agreement between the Fund and SI providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

    This Agreement may be terminated at any time without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the Fund, or by SI, in each case on sixty (60) days' written notice to the other party This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

    8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

    9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                   SECURITY MID CAP GROWTH FUND

                                   By:
                                      ----------------------------------
                                      Name: Richard M. Goldman
                                      Title: President

ATTEST:

------------------------------
Name: Amy J. Lee
Title: Secretary

                                   SECURITY INVESTORS, LLC

                                   By:
                                      -----------------------------------
                                      Name: Richard M. Goldman
                                      Title: President

ATTEST:

-------------------------------
Name: Amy J. Lee
Title: Secretary

                          INVESTMENT ADVISORY CONTRACT

    THIS AGREEMENT, made and entered into this [ ] day of [ ] 2011, between SECURITY INCOME FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company").

                               W I T N E S S E T H

    WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Federal Investment Company Act of 1940; and

    WHEREAS, the Fund is authorized to issue shares of capital stock in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Fund currently offers shares in two separate series, the Intermediate Bond Series and the High Yield Series, such series together with all other series subsequently established by the Fund with respect to which the Fund desires to retain the Management Company to render investment advisory services hereunder and with respect to which the Management Company is willing so to do, being herein collectively referred to as the "Series"; and

    WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

    1.  EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the
Management Company to act as investment adviser to each Series of the Fund with respect to the investment of its assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Series of the Fund, subject always to the supervision of the Board of Directors of the Fund, during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

    In the event the Fund establishes additional series with respect to which it desires to retain the Management Company to render investment advisory services hereunder, it shall notify the Management Company in writing. If the Management Company is willing to render such services it shall notify the Fund in writing, whereupon such series shall become a Series subject to the terms and conditions hereunder, and to such amended or additional provisions as shall be specifically agreed to by the Fund and the Management Company in accordance with applicable law.

2. INVESTMENT ADVISORY DUTIES.

    (a) The Management Company shall regularly provide each Series of the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend that securities shall be purchased and sold and what portion of the assets of each Series shall be held uninvested and shall arrange for the purchase of securities and other investments for and the sale of securities and other investments held in the portfolio of each Series. All investment advice furnished by the Management Company to each Series under this
Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Directors (and any duly appointed committee thereof) with regard to the foregoing matters and the general conduct of the Fund's business.

    (b) Subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers (each a "Sub-adviser") to provide investment advisory services to any Series of the Fund. Each Sub-adviser shall have investment discretion with respect to the assets of the Series assigned to that Sub-adviser by the Management Company. The Management Company shall not be responsible or liable with respect to any investment decision made by a Sub-adviser, whether such decision be to purchase, sell or hold such investment. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Investment Manager may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

3. PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

    (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change in portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

         (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus or statement of additional information, the Management Company is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If the transaction is directed to a broker providing brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

         (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

         (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained in utilizing the services of a broker.

    4. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. The Management Company will also provide the Fund with a president, a chief financial officer, and a secretary, subject to the approval of the

Board of Directors, and will pay the salaries and expenses of such officers of the Fund who are also directors, officer or employees of the Management Company.

    Other than as specifically indicated in the preceding sentences, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements or additional information, notices and distributions to stockholders; costs of stationery; costs of stockholder and other meetings; expenses of maintaining the Fund's corporate existence; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and directors.

    5.  COMPENSATION OF MANAGEMENT COMPANY.

         (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to
    0.60 percent of the average daily net assets of High Yield Series and 0.50 percent of the average daily net assets of Intermediate Bond Series. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

         (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if the total annual expenses of each Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees paid under the Fund's Class B and Class C Distribution Plans, but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses with the meaning of this paragraph (b).

    6. MANAGEMENT COMPANY NOT TO RECEIVE COMMISSIONS. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Management Company nor any officer or director of the Management Company shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Management Company, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash, credits, commissions or tender fees from any person in connection with transactions in the Fund's portfolio securities (including but not limited to the tender or delivery of any securities held in the Fund's portfolio), the Management company shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Management Company.

    7. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

    8. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if in the opinion of the Management Company, particular securities are consistent with the investment objectives of and are desirable purchases or sales for the portfolios of one or more Series and one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

    9. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12- month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Advisory Contract, it will be continued for that series even though the Advisory Contract is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

    This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, upon 60 days' written notice to the other party.

    This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective corporate officers thereto duly authorized on the day, month and year first above written.

                                    SECURITY EQUITY FUND

                                    By:
                                       -----------------------------------
                                       Name: Richard M. Goldman
                                       Title: President

ATTEST:

----------------------------
Name: Amy J. Lee
Title: Secretary

                                    SECURITY INVESTORS, LLC

                                    By:
                                       -----------------------------------
                                       Name: Richard M. Goldman
                                       Title: President

ATTEST:

---------------------------
Name: Amy J. Lee
Title: Secretary

                          INVESTMENT ADVISORY CONTRACT

    THIS AGREEMENT, made and entered into this [ ] day of [ ], 2011, by and between SBL FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company").

                               W I T N E S S E T H

    WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Federal Investment Company Act of 1940; and

    WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth:

    NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

    1. EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the Management Company to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the board of directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

    2.   INVESTMENT ADVISORY DUTIES.

         (a) The Management Company shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend what securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and shall arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Management Company to the Fund under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the board of directors of the Fund (and any duly appointed committee thereof) in regard to the foregoing matters and the general conduct of the Fund's business.

         (b) Subject to the provisions of the Investment Company Act of 1940 and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Management Company. Consistent with the provisions of the Investment Company Act of 1940 and any applicable exemption thereto, the Management Company may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the effected series.

3.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

         (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

         (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital to be required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

         (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus, the Management Company is authorized to direct the execution of the portfolio transactions of the Fund to brokers who furnish investment information or research services to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If a transaction is directed to a broker supplying brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

         (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

         (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained by utilizing the services of a broker.

    31. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. Other than as specifically indicated in the preceding sentence, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; board of directors' fees; legal, auditing and accounting expenses; broker's commissions; taxes and governmental fees; membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses (including clerical expenses) of issue, sale or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of such capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the "Blue Sky" laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing and distributing reports, proxy statements, notices and distributions to stockholders; costs of stationery; expenses of printing prospectuses; costs of stockholder and other meetings; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and the members of its board of directors.

    4.   COMPENSATION OF MANAGEMENT COMPANY.

         (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Series shall pay the Management Company an annual fee computed on a daily basis equal to 0.50 percent of the average daily closing value of the net assets of Series C of the Fund, 0.65 percent of the average daily closing value of the net assets of Series B of the Fund, 0.70 percent of the average daily closing value of the net assets of Series O, 0.75 percent of the average daily closing value of the net assets of Series A, Series E, Series H, Series J, Series P, Series V, and Series Y of the Fund, 0.85 percent of the average daily closing value of the net assets of Series X,
    0.95 percent of the average daily closing value of the net assets of Series Q, 1.00 percent of the average daily closing value of the net assets of Series D, and Series N, and 1.25 percent of the average daily closing value of the net assets of Series Z of the Fund. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

         (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund, exclusive of interest and taxes and extraordinary expenses (such as litigation), but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or to waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

         (c) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), and brokerage fees and commissions, but inclusive of the Management Company's compensation, exceeds the amount set forth below (the "Expense Cap"), the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

                                    EXPENSE CAP

                                 Series H -- 1.75%
                                 Series Y -- 1.75%

     5. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. As used in this Section 6, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

    6. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if securities of one issuer are purchased or sold, the purchase or sale of such securities is consistent with the investment objectives of, and, in the opinion of the Management Company, such securities are desirable purchases or sales for the portfolios of the Fund and one or more of such other investment companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

    7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12- month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each Series of the Fund (as defined in the 1940

Act) and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

    This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, in each case upon 60 days' written notice to the other party.

    This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                     SBL FUND

                                     By:
                                        ----------------------------------
                                        Name: Richard M. Goldman
                                        Title: President

ATTEST:

-----------------------------
Name: Amy J. Lee
Title: Secretary

                                     SECURITY INVESTORS, LLC

                                     By:
                                        ----------------------------------
                                        Name: Richard M. Goldman
                                        Title: President

ATTEST:

-----------------------------
Name: Amy J. Lee
Title: Secretary

                                   APPENDIX C

               INFORMATION REGARDING THE INVESTMENT MANAGEMENT
           AGREEMENTS AND FEES PAID TO THE INVESTMENT MANAGER AND
                                 DISTRIBUTOR

       Security Investors, LLC (the "Investment Manager") currently serves as investment manager to all series (collectively, the "Funds") of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund (collectively, the "Companies") pursuant to investment management agreements between each of the Companies, on behalf of its series, and the Investment Manager. The Investment Manager also serves as the administrator for the Funds. Rydex Fund Services, LLC ("RFS") serves as the transfer agent of the Funds. Rydex Distributors, LLC ("RDL") and Security Distributors, Inc. ("SDI" and, together with RDL, the "Distributors") serve as principal underwriters to the Funds, as applicable. The tables below and the accompanying footnotes provide the following information:

(i)    the date of each investment management agreement;

(ii) the date on which each Fund's shareholders last approved the Fund's investment management agreement;

(iii) the annual rate of management fees paid by each Fund to the Investment Manager, stated as a percentage of that Fund's average daily net assets;

(iv) the Investment Manager's expense limits for certain Funds (determined as a percentage of each Fund's average daily net assets and including distribution fees but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, or extraordinary expenses) effective until (a) November 30, 2012 for certain series of Security Equity Fund and Security Large Cap Value Fund and (b) April 30, 2011 for certain series of Security Income Fund and SBL Fund.

(v) the aggregate amount of management fees paid by each Fund to the Investment Manager, as well as fee waivers/reimbursements from the Investment Manager, for the Fund's fiscal year ended September 30, 2010 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2010 for series of Security Income Fund and SBL Fund;

(vi) the amount of administrative service fees paid by each Fund to the Investment Manager for the Investment Manager's services as the administrative agent for the Fund during the Fund's fiscal year ended September 30, 2010 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2010 for series of Security Income Fund and SBL Fund; and

(vii) the amount of transfer agency service fees paid by each Fund to the Investment Manager for the Investment Manager's services as the transfer agent for the Fund during the Fund's fiscal year ended September 30, 2010 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2010 for series of Security Income Fund and SBL Fund.

(viii) The amount of distribution fees, as applicable, paid by each Fund to RDL and SDI, each an affiliate of the Investment Manager, for each Distributor's services as principal underwriter to the Fund pursuant to the Fund's distribution agreement with each Distributor during the Fund's fiscal year ended September 30, 2010 for series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, and December 31, 2010 for series of Security Income Fund and SBL Fund. Effective March 16, 2009, SDI and RDL served as co-principal underwriters for series of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and Security Income Fund and, effective October 16, 2009, RDI began serving as the sole principal underwriter for those Funds. Effective January 1, 2010, SDI and RDL serve as co-principal underwriters for series of SBL Fund.

                                     APPENDIX C


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TRANSFER
                                                                                      MANAGEMENT FEES  ADMINISTRATIVE    AGENCY
                                                                         MANAGEMENT    WAIVED BY AND   SERVICE FEES    SERVICE FEES
                           DATE OF LAST                                 FEES PAID TO   REIMBURSEMENTS    PAID TO          PAID TO
                           SHAREHOLDER    MANAGEMENT        EXPENSE      INVESTMENT   FROM INVESTMENT   INVESTMENT      INVESTMENT
   COMPANIES AND FUND        APPROVAL        FEES           LIMITS        MANAGER         MANAGER         MANAGER         MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND(1)
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI All Cap         5/21/2010         0.70%       Class A: 1.27%   $   17,156       $ 59,326      $    2,726      $    15,366
Value Fund                                              Class C: 2.02%
                                                         Institutional
                                                         Class: 1.02%

Rydex|SGI Alpha           5/21/2010         1.25%       Class A: 2.11%   $  169,597       $176,815      $   31,659       $   47,661
Opportunity Fund                                         Class B: 2.86
                                                        Class C: 2.86%
                                                         Institutional
                                                         Class: 1.86%

Rydex|SGI MSCI EAFE       5/21/2010         0.70%       Class A: 1.61%   $  986,496        None         $ 151, 213       $  252,325
Equal Weight Fund                                       Class B: 2.36%
(formerly Rydex|SGI                                     Class C: 2.36%
Global Fund)                                             Institutional
                                                         Class: 1.36%

Rydex|SGI Large Cap       5/21/2010         0.75%       Class A: 1.35%   $  297,673       $150,104      $   37,857       $  198,581
Concentrated                                            Class B: 2.10%
Growth Fund                                             Class C: 2.10%

Rydex|SGI Large           5/21/2010         0.75%           None         $1,426,137         None        $  180,964       $  471,179
Cap Core Fund

Rydex|SGI Mid Cap         5/21/2010     1.00% for the       None         $8,950,803         None        $1,071,380       $1,939,114
Value Fund                               first $200
                                         million and
                                      0.75% thereafter

Rydex|SGI Mid             5/21/2010         0.75%           0.90%        $2,914,159       $209,979      $  369,590       $  283,742
Cap Value
Institutional Fund

Rydex|SGI Small           5/21/2010         0.85%           None         $  122,319         None        $   25,866       $   87,581
Cap Growth Fund

Rydex|SGI Small           5/21/2010         1.00%       Class A: 1.30%   $   78,268       $ 90,347      $   19,331       $   21,303
Cap Value Fund                                          Class C: 2.05%
                                                         Institutional
                                                         Class: 1.05%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TRANSFER
                                                                                      MANAGEMENT FEES  ADMINISTRATIVE    AGENCY
                                                                         MANAGEMENT    WAIVED BY AND   SERVICE FEES    SERVICE FEES
                           DATE OF LAST                                 FEES PAID TO   REIMBURSEMENTS    PAID TO          PAID TO
                           SHAREHOLDER    MANAGEMENT        EXPENSE      INVESTMENT   FROM INVESTMENT  INVESTMENT       INVESTMENT
   COMPANIES AND FUND       APPROVAL        FEES            LIMITS        MANAGER         MANAGER        MANAGER          MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP
VALUE FUND(2)
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI Large Cap       5/21/2010         0.65%       Class A: 1.15%   $  330,582       $204,444      $   48,490       $  189,244
Value Fund                                              Class B: 1.90%
                                                        Class C: 1.90%

Rydex|SGI Large           5/21/2010         0.65%           0.96%        $   18,163       $ 61,962      $   17,610       $   19,008
Cap Value
Institutional Fund
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY MID CAP
GROWTH FUND(3)
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI MidCap          5/21/2010         0.75%            None        $  610,509          None       $    77,511      $  293,786
Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY INCOME FUND(4)
-----------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI High            5/21/2010         0.60%       Class A: 1.16%   $1,083,328       $256,698      $   198,269      $  374,561
Yield Fund                                              Class B: 1.91%
                                                        Class C: 1.91%
                                                         Institutional
                                                         Class: 0.91%

Rydex|SGI U.S.            5/21/2010         0.50%       Class A: 1.00%   $  721,219       $319,988      $   146,592      $  334,052
Intermediate Bond Fund                                  Class B: 1.75%
                                                        Class C: 1.75%
-----------------------------------------------------------------------------------------------------------------------------------
SBL FUND(5)
-----------------------------------------------------------------------------------------------------------------------------------
Series A (Large Cap       5/21/2010         0.75%            None        $1,619,630          None       $   206,915      $   27,519
Core Series)

Series B (Large Cap       5/21/2010         0.65%            None        $1,829,913          None       $   267,699      $   25,529
Value Series)

Series C (Money           5/21/2010         0.50%            None        $  681,428          None       $   135,127      $   25,519
Market Series)

Series D (MSCI EAFE       5/21/2010         0.70%            None        $2,556,930          None       $   386,862      $   25,519
Equal Weight
Series (formerly
Global Series))

Series E (U.S.            5/21/2010         0.75%            0.81%       $  988,459       $162,543      $   129,915      $   25,448
Intermediate Bond
Series)

Series J (Mid Cap         5/21/2010         0.75%            None        $1,150,158          None       $   145,992      $   25,427
Growth Series)

Series N (Managed Asset   5/21/2010         1.00%            None        $  772,349          None       $   115,852      $   25,383
Allocation Series)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TRANSFER
                                                                                      MANAGEMENT FEES  ADMINISTRATIVE    AGENCY
                                                                         MANAGEMENT    WAIVED BY AND   SERVICE FEES    SERVICE FEES
                           DATE OF LAST                                 FEES PAID TO   REIMBURSEMENTS    PAID TO          PAID TO
                           SHAREHOLDER    MANAGEMENT        EXPENSE      INVESTMENT   FROM INVESTMENT  INVESTMENT       INVESTMENT
   COMPANIES AND FUND       APPROVAL        FEES            LIMITS        MANAGER         MANAGER        MANAGER          MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
Series O (All Cap         5/21/2010         0.70%            1.00%       $1,116,412        None         $   152,007      $   25,412
Value Series)

Series P (High            5/21/2010         0.75%            None        $  985,177        None         $   133,174      $   25,245
Yield Series)

Series Q (Small Cap       5/21/2010         0.95%            None        $1,136,876        None         $   114,219      $   25,345
Value Series)

Series V (Mid Cap         5/21/2010         0.75%            None        $2,280,944        None         $    36,265      $   25,411
Value Series)

Series X (Small Cap       5/21/2010         0.85%            None        $  316,525        None         $   289,313      $   25,340
Growth Series)

Series Y (Large Cap       5/21/2010         0.75%            None        $  307,319        None         $    39,061      $   25,343
Concentrated
Growth Series)

Series Z (Alpha           5/21/2010         1.25%            2.35%       $  258,694       $41,595       $    31,043      $   25,167
Opportunity Series)

1. The investment management agreement between Security Equity Fund, on behalf of its series, and Security Investors, LLC was made and entered into on August 1, 2010, amended and restated effective as of April 29, 2011.

2 The investment management agreement between Security Large Cap Value Fund, on behalf of its series, and Security Investors, LLC was made and entered into on August 1, 2010.

3 The investment management agreement between Security Mid Cap Growth Fund, on behalf of its series, and Security Investors, LLC was made and entered August 1, 2010.

4 The investment management agreement between Security Income Fund, on behalf of its series, and Security Investors, LLC was made and entered into on August 1, 2010.

5 The investment management agreement between SBL Fund, on behalf of its series, and Security Investors, LLC was made and entered into on August 1, 2010.

DISTRIBUTION FEES PAID TO RDL/SDI

---------------------------------------------------------------------------------------
FUND NAME                                           CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------
All Cap Value Fund                                   $3,835        $0        $6,072
---------------------------------------------------------------------------------------
Alpha Opportunity Fund                               22,431      13,399      16,246
---------------------------------------------------------------------------------------
MSCI EAFE Equal Weight Fund (formerly Global Fund)  213,352        0        45,079
---------------------------------------------------------------------------------------
Large Cap Concentrated Growth Fund                   75,860      58,853      34,604
---------------------------------------------------------------------------------------
Large Cap Core Fund                                  449,349     81,823      22,298
---------------------------------------------------------------------------------------
Mid Cap Value Fund                                  2,270,523    506,522    1,679,124
---------------------------------------------------------------------------------------
Mid Cap Value Institutional Fund                         0          0           0
---------------------------------------------------------------------------------------
Small Cap Growth Fund                                 28,244     15,943      14,986
---------------------------------------------------------------------------------------
Small Cap Value Fund                                  15,132        0        10,109
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Large Cap Value Fund                                 110,912        0        26,224
---------------------------------------------------------------------------------------
Large Cap Value Institutional Fund                      0           0          0
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Mid Cap Growth Fund                                  176,186     54,800      54,470
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
High Yield Fund                                      401,316        0        94,848
---------------------------------------------------------------------------------------
U.S. Intermediate Bond Fund                          273,214    144,386     205,199
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Series A (Large Cap Core Series)                        0           0          0
---------------------------------------------------------------------------------------
Series B (Large Cap Value Series)                       0           0          0
---------------------------------------------------------------------------------------
Series C (Money Market Series)                          0           0          0
---------------------------------------------------------------------------------------
Series D (MSCI EAFE Equal Weight Series (formerly
Series D Global Series))                                0           0          0
---------------------------------------------------------------------------------------
Series E (U.S. Intermediate Bond Series)                0           0          0
---------------------------------------------------------------------------------------
Series J (Mid Cap Growth Series)                        0           0          0
---------------------------------------------------------------------------------------
Series N (Managed Asset Allocation Series)              0           0          0
---------------------------------------------------------------------------------------
Series O (All Cap Value Series)                         0           0          0
---------------------------------------------------------------------------------------
Series P (High Yield Series)                            0           0          0
---------------------------------------------------------------------------------------
Series Q ( Small Cap Value Series)                      0           0          0
---------------------------------------------------------------------------------------
Series V (Mid Cap Value Series)                         0           0          0
---------------------------------------------------------------------------------------
Series X (Small Cap Growth Series)                      0           0          0
---------------------------------------------------------------------------------------
Series Y (Large Cap Concentrated Growth Series)         0           0          0
---------------------------------------------------------------------------------------
Series Z (Alpha Opportunity Series)                     0           0          0
---------------------------------------------------------------------------------------

                                   APPENDIX D

            DIRECTORS/MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER

       MEMBER REPRESENTATIVE AND PRINCIPAL EXECUTIVE OFFICER OF SECURITY INVESTORS, LLC. The business address of the member representative and principal executive officer is One Security Benefit Place, Topeka, Kansas 66636-0001.

        NAME           POSITION HELD WITH                   OTHER PRINCIPAL
                       SECURITY INVESTORS,                 OCCUPATION/POSITION
                              LLC
--------------------------------------------------------------------------------------------------
Richard M. Goldman    President, Chief          Senior Vice President, Security Benefit
                      Executive Officer and     Corporation; CEO, Security Benefit Asset
                      Member Representative     Management Holdings, LLC; CEO, President and
                                                Manager Representative, Security Investors, LLC;
                                                CEO and Manager, Rydex Holdings, LLC; CEO,
                                                President, and Manager, Rydex Distributors, LLC;
                                                Manager, Rydex Fund Services, LLC; President
                                                and Trustee, Rydex Series Funds, Rydex ETF
                                                Trust, Rydex Dynamic Funds and Rydex Variable
                                                Trust; and President, Director and Chairman of
                                                the Board, Security Equity Fund, Security Income
                                                Fund, Security Large Cap Value Fund, Security
                                                Mid Cap Growth Fund and SBL Fund

DIRECTORS/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH SECURITY INVESTORS, LLC. The business address of each of the following persons is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

        NAME         POSITION HELD WITH THE FUNDS       POSITION HELD WITH SECURITY INVESTORS,
                                                                        LLC
--------------------------------------------------------------------------------------------------
Richard M. Goldman   Director, President and           President, Chief Executive Officer and
                     Chairman of the Board of each     Member Representative
                     Company

Nick Bonos           Treasurer                         Senior Vice President

Joanna M. Haigney    Chief Compliance Officer          Senior Vice President and Chief
                                                       Compliance Officer

Joseph Arrunda       Assistant Treasurer               Vice President

Keith Fletcher       Vice President                    Senior Vice President

Amy Lee              Vice President and Secretary      Senior Vice President and Secretary

                                   APPENDIX E

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY SECURITY INVESTORS, LLC

        Each of the tables below lists the names of other mutual funds advised by Security Investors, LLC (the "Investment Manager") with a similar investment objective as the Funds, and information concerning the Funds' and such other funds' net assets as of April 30, 2011 and the rate of compensation for the Investment Manager for its services to the Funds and such other funds. The Investment Manager has agreed to reduce or waive its investment advisory fees for certain Funds as provided below.

NAME(S) OF FUND(S)                     ANNUAL COMPENSATION TO        NET ASSETS       MANAGEMENT FEES
SUBJECT TO THIS PROXY                  THE INVESTMENT MANAGER       (IN MILLIONS)      WAIVED BY AND
STATEMENT                            (AS A PERCENTAGE OF AVERAGE                      REIMBURSEMENTS
                                          DAILY NET ASSETS)                           FROM INVESTMENT
Name(s) of Other Fund(s) with                                                             MANAGER
Similar Objectives
-------------------------------------------------------------------------------------------------------
RYDEX|SGI LARGE CAP CORE                        0.75%                $    212.24             None
FUND, A SERIES OF SECURITY EQUITY
FUND

SERIES A (LARGE CAP CORE SERIES),               0.75%                $    250.61             None
A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI ALPHA OPPORTUNITY                     1.25%                $    14.17         $   176,815
FUND, A SERIES OF SECURITY EQUITY
FUND

SERIES Z (ALPHA OPPORTUNITY                     1.25%                $    21.68         $    41,595
SERIES), A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI MSCI EAFE EQUAL                       0.70%                $    97.83              None
WEIGHT FUND (FORMERLY
RYDEX|SGI GLOBAL FUND), A SERIES
OF SECURITY EQUITY FUND

SERIES D (MSCI EAFE EQUAL                       0.70%                $    271.90             None
WEIGHT SERIES) (FORMERLY SERIES D
(GLOBAL SERIES)), A SERIES OF SBL
FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI MID CAP VALUE FUND,            1.00% for the first         $   1646.84             None
A SERIES OF SECURITY EQUITY FUND          $200 million and
                                          0.75% thereafter

RYDEX|SGI MID CAP VALUE                         0.75%                $    681.81        $   209,976
INSTITUTIONAL FUND, A SERIES OF
SECURITY EQUITY FUND

SERIES V (MID CAP VALUE SERIES),                0.75%                $    340.77             None
A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

NAME(s) OF FUND(s)                     ANNUAL COMPENSATION TO        NET ASSETS       MANAGEMENT FEES
SUBJECT TO THIS PROXY                  THE INVESTMENT MANAGER       (IN MILLIONS)      WAIVED BY AND
STATEMENT                            (AS A PERCENTAGE OF AVERAGE                      REIMBURSEMENTS
                                          DAILY NET ASSETS)                           FROM INVESTMENT
Name(s) of Other Fund(s) with                                                             MANAGER
Similar Objectives
-------------------------------------------------------------------------------------------------------
RYDEX|SGI SMALL CAP                           0.85%                    $   20.84             None
GROWTH FUND, A SERIES OF
SECURITY EQUITY FUND

SERIES X (SMALL CAP GROWTH                    0.85%                    $   51.02             None
SERIES), A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI SMALL CAP VALUE                     1.00%                    $   12.75         $  90,347
FUND, A SERIES OF SECURITY
EQUITY FUND

SERIES Q (SMALL CAP VALUE                     0.95%                    $  143.87             None
SERIES), A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI LARGE CAP                           0.75%                    $   44.22         $  150,104
CONCENTRATED GROWTH
FUND, A SERIES OF SECURITY EQUITY
FUND

SERIES Y (LARGE CAP                           0.75%                    $   44.15             None
CONCENTRATED GROWTH SERIES), A
SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI ALL CAP VALUE                       0.70%                    $    3.58         $   59,326
FUND, A SERIES OF SECURITY
EQUITY FUND

SERIES O (ALL CAP VALUE                       0.70%                    $  176.22             None
SERIES), A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI LARGE CAP VALUE                     0.65%                    $   57.25         $   204,444
FUND, A SERIES OF SECURITY
LARGE CAP VALUE FUND

RYDEX|SGI LARGE CAP VALUE                     0.65%                    $   3.29          $   61,962
INSTITUTIONAL FUND, A SERIES OF
SECURITY LARGE CAP VALUE
FUND

SERIES B (LARGE CAP VALUE                     0.65%                    $  312.36            None
SERIES), A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI MID CAP GROWTH                      0.75%                    $   95.46            None
FUND, A SERIES OF SECURITY MID
CAP GROWTH FUND

SERIES J (MID CAP GROWTH                      0.75%                    $  174.24            None
SERIES), A SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

NAME(s) OF FUND(s)                     ANNUAL COMPENSATION TO        NET ASSETS       MANAGEMENT FEES
SUBJECT TO THIS PROXY                  THE INVESTMENT MANAGER       (IN MILLIONS)      WAIVED BY AND
STATEMENT                            (AS A PERCENTAGE OF AVERAGE                      REIMBURSEMENTS
                                          DAILY NET ASSETS)                           FROM INVESTMENT
Name(s) of Other Fund(s) with                                                             MANAGER
Similar Objectives
-------------------------------------------------------------------------------------------------------
RYDEX|SGI HIGH YIELD FUND, A                  0.60%                 $  180.95           $  256,698
SERIES OF SECURITY INCOME FUND

SERIES P (HIGH YIELD SERIES), A               0.75%                 $   141.57               None
SERIES OF SBL FUND
-------------------------------------------------------------------------------------------------------

RYDEX|SGI U.S. INTERMEDIATE                   0.50%                 $   131.59          $  319,988
BOND FUND, A SERIES OF
SECURITY INCOME FUND

SERIES E (U.S. INTERMEDIATE                   0.75%                 $   136.63          $  162,543
BOND SERIES), A SERIES OF
SBL FUND
-------------------------------------------------------------------------------------------------------

SERIES C (MONEY MARKET                        0.50%                 $  98.93                None
SERIES), A SERIES OF SBL FUND

None                                           N/A                      N/A                 N/A
-------------------------------------------------------------------------------------------------------

SERIES N (MANAGED ASSET                       1.00%                 $  78.62                None
ALLOCATION SERIES), A SERIES OF SBL
FUND

None                                           N/A                      N/A                 N/A
-------------------------------------------------------------------------------------------------------

                                   APPENDIX F

                               OUTSTANDING SHARES

       As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

SECURITY EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                       SHARES OUTSTANDING
                                     ---------------------------------------------------------------------
                                                                              INSTITUTIONAL
FUNDS                                 CLASS A        CLASS B      CLASS C         CLASS         TOTAL
----------------------------------------------------------------------------------------------------------
Rydex|SGI All Cap Value Fund         150075.77      0.00         104632.54     30225.12       284933.43

Rydex|SGI Alpha Opportunity          682865.72      76417.90     142499.59     98009.39       999792.60
Fund

Rydex|SGI MCSI EAFE Equal            6762214.68     490472.89    411173.45     29425.78       7693286.80
Weight Fund

Rydex|SGI Large Cap Concentrated     3158437.52     427296.04    412493.40     N/A            3998226.96
Growth Fund

Rydex|SGI Large Cap Core Fund        9304336.44     374153.13    108063.11     N/A            9786552.68

Rydex|SGI Mid Cap Value Fund         35926334.42    1216382.13   7969825.07    N/A            45112541.61

Rydex|SGI Mid Cap Value              N/A            N/A          N/A           47340989.48    47340989.48
Institutional Fund

Rydex|SGI Small Cap Growth           872979.17      120521.99    123510.17     N/A            1117011.32
Fund

Rydex|SGI Small Cap Value Fund       651103.83      N/A          202804.53     54234.33       908142.69

SECURITY EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                       SHARES OUTSTANDING
                                     ---------------------------------------------------------------------
                                                                              INSTITUTIONAL
FUNDS                                 CLASS A         CLASS B     CLASS C         CLASS           TOTAL
----------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND
----------------------------------------------------------------------------------------------------------
Rydex|SGI Large                      1669546.58      117879.01     87222.75       N/A             1874648.33
Cap Value Fund

Rydex|SGI Large                      N/A             N/A           N/A            286412.09       286412.09
Cap Value
Institutional Fund

SECURITY MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------
                                                       SHARES OUTSTANDING
                                 -------------------------------------------------------------------------
FUNDS                                 CLASS A          CLASS B            CLASS C           TOTAL
----------------------------------------------------------------------------------------------------------
Rydex|SGI Mid Cap                    2183558.23         150100.80         170881.20        2504540.23
Growth Fund

SECURITY INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                       SHARES OUTSTANDING
                                     ---------------------------------------------------------------------
                                                                             INSTITUTIONAL
FUNDS                                 CLASS A         CLASS B     CLASS C       CLASS            TOTAL
----------------------------------------------------------------------------------------------------------
Rydex|SGI High                       5663696.81     279196.91    796232.16     809375.45      7548501.32
Yield Fund

Rydex|SGI U.S.                       6346751.73     423008.66    1174737.76    N/A            7944498.16
Intermediate
Bond Fund

SBL FUND
                                           SHARES OUTSTANDING
                                           ------------------
               FUNDS                                                        TOTAL
----------------------------------------------------------------------------------------
Series A (Large Cap Core Series)                                         9543954.70

Series B (Large Cap Value Series)                                        10428447.21

Series C (Money Market Series)                                           11144204.17

Series D (MCSI EAFE Equal Weight Series)                                 22471580.33

Series E (U.S. Intermediate Bond Series)                                  9638031.29

Series J (Mid Cap Growth Series)                                          4852884.44

Series N (Managed Asset Allocation Series)                                3501853.51

Series O (All Cap Value Series)                                           6723023.93

Series P (High Yield Series)                                              3891040.69

Series Q (Small Cap Value Series)                                         3420391.21

Series V (Mid Cap Value Series)                                           4803921.47

Series X (Small Cap Growth Series)                                        2010204.25

Series Y (Large Cap Growth Series)                                        3862983.68

Series Z (Alpha Opportunity Series)                                       1049931.41

                                   APPENDIX G

                     BENEFICIAL OWNERS OF MORE THAN 5% OF A
                               CLASS OF EACH FUND

       As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund's outstanding securities:

                                                           AMOUNT OF    PERCENTAGE
                                            SHARE            SHARES       OF THE
      NAME OF THE FUND                      CLASS            OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI All Cap Value Fund              A Shares        53,439.52      35.61%       PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10091
Rydex|SGI All Cap Value Fund              A Shares        30,069.26      20.04%       SECURITY BENEFIT CORP, SEED ACCOUNT
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1000
Rydex|SGI All Cap Value Fund              A Shares        15,000.61      10.00%       JOSEPHINE A REECK AND DAVID A REECK CO-
                                                                                      TRUSTEES, WAYNE DISTRIBUTING CO INC MPPP
                                                                                      PO BOX 4566
                                                                                      TROY MI 48099-4566
Rydex|SGI All Cap Value Fund              A Shares        12,026.94      8.01%        UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1000
Rydex|SGI All Cap Value Fund              C shares        29,989.31      28.66%       SECURITY BENEFIT CORP, SEED ACCOUNT
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1001
Rydex|SGI All Cap Value Fund              C shares        22,296.14      21.27%       PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10092
Rydex|SGI All Cap Value Fund              Institutional   30,225.12      100.00%      SECURITY BENEFIT CORP, SEED ACCOUNT
                                          Share class                                 ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1002

                                                           AMOUNT OF    PERCENTAGE
                                            SHARE            SHARES       OF THE
      NAME OF THE FUND                      CLASS            OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI Alpha Opportunity Fund          A Shares        364,683.36     53.40%       UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1001
Rydex|SGI Alpha Opportunity Fund          A Shares        44,307.52      6.49%        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                      SECURITY BENEFIT LIFE INSURANCE CO
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1000
Rydex|SGI Alpha Opportunity Fund          B Shares        11,938.94      15.62%       PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10093
Rydex|SGI Alpha Opportunity Fund          B Shares        8,354.64       10.94%       NFS LLC
                                                                                      7 LAYSBETH COURT
                                                                                      OLD BRIDGE NJ 08857
Rydex|SGI Alpha Opportunity Fund          B Shares        5,849.85       7.66%        KATHY HEMPHILL WALKER (SEP)
                                                                                      PO BOX 27849
                                                                                      PANAMA CITY FL 32411-7849
Rydex|SGI Alpha Opportunity Fund          C shares        16,348.20      11.47%       SECURITY BENEFIT CORP RET PROGRAMS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1000
Rydex|SGI Alpha Opportunity Fund          C shares        14,410.93      10.12%       PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10094
Rydex|SGI Alpha Opportunity Fund          C shares        11,403.87      8.01%        BUDDY SONCHAR TRSTE, BTU BLOCK &
                                                                                      CONCRETE INC 401K PSP
                                                                                      1905 ARMIJO ST
                                                                                      LAS VEGAS, NM 87701-3687
Rydex|SGI Alpha Opportunity Fund          C shares        10,793.24      7.57%        STERLING TRUST CO
                                                                                      PO BOX 2526
                                                                                      WACO TX 76702-2526
Rydex|SGI Alpha Opportunity Fund          C shares        8,469.22       5.94%        ROGER D MULKEY
                                                                                      2605 MANCHESTER DR
                                                                                      BRYAN TX 77802-4844
Rydex|SGI Alpha Opportunity Fund          Institutional   98,009.39      100.00%      SECURITY BENEFIT CORP, VARIOUS MUTUAL
                                          Share class                                 FUND PLANS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1002
Rydex|SGI High Yield Fund                 A Shares        2,421,614.02   42.76%       UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1002
Rydex|SGI High Yield Fund                 A Shares        430,851.09     7.61%        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                      SECURITY BENEFIT LIFE INSURANCE CO
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1001
Rydex|SGI High Yield Fund                 B Shares        27,088.81      9.71%        PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10095
Rydex|SGI High Yield Fund                 C shares        69,849.57      8.71%        PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10096
Rydex|SGI High Yield Fund                 Institutional   225,227.19     27.83%       SECURITY BENEFIT CORP, VARIOUS MUTUAL
                                          Share class                                 FUND PLANS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1003

                                                           AMOUNT OF      PERCENTAGE
                                             SHARE          SHARES         OF THE
           NAME OF THE FUND                  CLASS          OWNED           CLASS     NAME AND ADDRESS OF THE BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI Large Cap Concentrated Growth   A Shares        384,903.98     12.19%       UMB BANK CUSTODIAN, SECURITY FINANCIAL
Fund                                                                                  RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1003
Rydex|SGI Large Cap Concentrated Growth   A Shares        190,183.61     6.02%        SECURITY BENEFIT CORP, VARIOUS MUTUAL
Fund                                                                                  FUND PLANS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1000
Rydex|SGI Large Cap Concentrated Growth   C shares        75,676.66      18.35%       SECURITY BENEFIT CORP RET PROGRAMS
Fund                                                                                  ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1001
Rydex|SGI Large Cap Concentrated Growth   C shares        53,021.91      12.85%       PERSHING LLC
Fund                                                                                  P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10099
Rydex|SGI Large Cap Core Fund             A Shares        1,052,463.12   11.31%       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                      SECURITY BENEFIT LIFE INSURANCE CO
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1002
Rydex|SGI Large Cap Core Fund             C shares        21,839.87      20.21%       SECURITY BENEFIT CORP RET PROGRAMS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1002
Rydex|SGI Large Cap Value Fund            A Shares        372,436.05     22.31%       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                      SECURITY BENEFIT LIFE INSURANCE CO
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1003
Rydex|SGI Large Cap Value Fund            A Shares        288,933.99     17.31%       UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1004
Rydex|SGI Large Cap Value Fund            C shares        8,288.96        9.50%       SECURITY BENEFIT CORP RET PROGRAMS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1003
Rydex|SGI Large Cap Value Fund            C shares        4,767.49        5.47%       RAYMOND JAMES & ASSOC INC
                                                                                      1662 SHADOWRIDGE
                                                                                      FAYETTEVILLE AR 72701
Rydex|SGI Large Cap Value Fund            C shares        4,503.82        5.15%       BUDDY SONCHAR TRSTE, BTU BLOCK &
                                                                                      CONCRETE INC 401K PSP
                                                                                      PO BOX 335
                                                                                      SPRINGER, NM 87747-0335
Rydex|SGI Large Cap Value Institutional   Institutional   286,412.09      100.00%     SECURITY BENEFIT CORP, VARIOUS MUTUAL
Fund                                      Share class                                 FUND PLANS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1004

                                                           AM0UNT OF     PERCENTAGE
                                            SHARE           SHARES         OF THE
          NAME OF THE FUND                  CLASS           OWNED          CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI Mid Cap Growth Fund             A Shares        342,929.39      15.71%      UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1005
Rydex|SGI Mid Cap Growth Fund             A Shares        146,361.85      6.70%       SECURITY BENEFIT CORP, VARIOUS MUTUAL
                                                                                      FUND PLANS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1005
Rydex|SGI Mid Cap Growth Fund             C shares        15,048.58       8.81%       SECURITY BENEFIT CORP RET PROGRAMS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1004
Rydex|SGI Mid Cap Growth Fund             C shares        13,226.81       7.75%       LPL FINANCIAL
                                                                                      9785 TOWNE CENTRE DRIVE
                                                                                      SAN DIEGO CA 92121-2002
Rydex|SGI Mid Cap Growth Fund             C shares        10,261.98       6.00%       PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10097
Rydex|SGI Mid Cap Growth Fund             C shares        8,838.29        5.16%       BUDDY SONCHAR TRSTE, BTU BLOCK &
                                                                                      CONCRETE INC 401K PSP
                                                                                      1905 ARMIJO ST
                                                                                      LAS VEGAS, NM 87701-3687
Rydex|SGI Mid Cap Value Fund              A Shares        3,730,586.12    10.38%      UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1006
Rydex|SGI Mid Cap Value Fund              A Shares        6,064,685.25    9.76%       NFS LLC
                                                                                      14 BITTERSWEET DR
                                                                                      SCITUATE MA 02066
Rydex|SGI Mid Cap Value Fund              B Shares        222,573.52      18.31%      PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10098
Rydex|SGI Mid Cap Value Fund              B Shares        63,359.21       5.16%       NFS LLC
                                                                                      1130 UTICA RIDGE CT APT 6
                                                                                      BETTENDORF IA 52722
Rydex|SGI Mid Cap Value Fund              C shares        777,042.12      8.04%       PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10100
Rydex|SGI Mid Cap Value Fund              C shares        642,947.50      7.21%       NFS LLC
                                                                                      6255 HABITAT DR APT 2026
                                                                                      BOULDER CO 80301-3219
Rydex|SGI Mid Cap Value Institutional     Institutional   11,358,797.42   23.99%      CHARLES SCHWAB & CO INC
Fund                                      Share class                                 101 MONTGOMERY ST
                                                                                      SAN FRANCISCO CA 94104-4151

                                                           AM0UNT OF     PERCENTAGE
                                            SHARE           SHARES         OF THE
         NAME OF THE FUND                   CLASS           OWNED          CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI MSCI EAFE Equal Weight          A Shares        3,374,856.49    49.91%      UMB BANK CUSTODIAN, SECURITY FINANCIAL
Fund                                                                                  RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1007
Rydex|SGI MSCI EAFE Equal Weight          A Shares        592,677.46     8.76%        SBL VARIABLE ANNUITY ACCOUNT XIV
Fund                                                                                  SECURITY BENEFIT LIFE INSURANCE CO
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1004
Rydex|SGI MSCI EAFE Equal Weight          C shares        67,649.01      16.45%       SECURITY BENEFIT CORP RET PROGRAMS
Fund                                                                                  ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1005
Rydex|SGI Small Cap Growth Fund           A Shares        278,144.43     31.86%       UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1008
Rydex|SGI Small Cap Growth Fund           A Shares        150,094.03     17.19%       SECURITY BENEFIT CORP, VARIOUS MUTUAL
                                                                                      FUND PLANS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1001
Rydex|SGI Small Cap Growth Fund           C shares        30,443.85      24.65%       SECURITY BENEFIT CORP RET PROGRAMS
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1006
Rydex|SGI Small Cap Value Fund            A Shares        210,388.64     32.31%       UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1009
Rydex|SGI Small Cap Value Fund            A Shares        42,118.60      6.47%        SECURITY BENEFIT CORP, SEED ACCOUNT
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1003
Rydex|SGI Small Cap Value Fund            C shares        42,240.97      20.83%       SECURITY BENEFIT CORP, SEED ACCOUNT
                                                                                      ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1004
Rydex|SGI Small Cap Value Fund            C shares        11,156.86      5.49%        LPL FINANCIAL
                                                                                      9785 TOWNE CENTRE DRIVE
                                                                                      SAN DIEGO CA 92121-2003
Rydex|SGI Small Cap Value Fund            Institutional   42,073.93      77.58%       SECURITY BENEFIT CORP, SEED ACCOUNT
                                          Share class                                 ATTN: FINANCE
                                                                                      ONE SECURITY BENEFIT PL
                                                                                      TOPEKA KS 66636-1005

                                                           AM0UNT OF     PERCENTAGE
                                            SHARE           SHARES         OF THE
           NAME OF THE FUND                 CLASS           OWNED          CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------
Rydex|SGI U.S. Intermediate Bond Fund     A Shares        2,626,001.72   41.38%       UMB BANK CUSTODIAN, SECURITY FINANCIAL
                                                                                      RESOURCES
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1010
Rydex|SGI U.S. Intermediate Bond Fund     A Shares        458,459.58     7.22%        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                      SECURITY BENEFIT LIFE INSURANCE CO
                                                                                      5801 SW 6TH AVE
                                                                                      TOPEKA KS 66636-1005
Rydex|SGI U.S. Intermediate Bond Fund     A Shares        416,826.11     6.56%        CHARLES SCHWAB & CO INC
                                                                                      101 MONTGOMERY ST
                                                                                      SAN FRANCISCO CA 94104-4151
Rydex|SGI U.S. Intermediate Bond Fund     B Shares        23,435.84      5.54%        NFS LLC
                                                                                      336 LITITZ RD
                                                                                      MANHEIM PA 17545-9726
Rydex|SGI U.S. Intermediate Bond Fund     C shares        110,957.88     9.44%        PERSHING LLC
                                                                                      P. O. BOX 2052
                                                                                      JERSEY CITY, NJ 07303-10101
Rydex|SGI U.S. Intermediate Bond Fund     C shares        63,958.25      5.46%        NFS LLC
                                                                                      21170 BIG BASIN WAY
                                                                                      SARATOGA CA 95070-5754
Rydex|SGI U.S. Intermediate Bond Fund     C shares        61,791.65      5.27%        AMERITRADE INC
                                                                                      PO BOX 2226
                                                                                      OMAHA NE 68103-2234

                                                 AM0UNT OF     PERCENTAGE
                                                  SHARES         OF THE
           NAME OF THE FUND                       OWNED          CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
--------------------------------------------------------------------------------------------------------------------
Series A (Large Cap Core Series)                9,516,201.45     99.70%     SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1005
Series B (Large Cap Value Series)               10,296,830.33    98.74%     SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1006
Series C (Money Market Series)                  10,649,158.83    95.56%     SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1007
Series D (MSCI EAFE Equal Weight Series)        21,944,028.87    97.64%     SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1008
Series E (U.S. Intermediate Bond Series)        9,072,851.33     94.14%     SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1009

                                                AM0UNT OF    PERCENTAGE
                                                 SHARES        OF THE
           NAME OF THE FUND                      OWNED         CLASS        NAME AND ADDRESS OF THE BENEFICIAL OWNER
------------------------------------------------------------------------------------------------------------------------------
Series J (Mid Cap Growth Series)             4,776,884.35      98.43%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1010
Series N (Managed Asset Allocation Series)   3,441,211.23      98.27%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1011
Series O (All Cap Value Series)              6,540,243.61      97.28%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1012
Series P (High Yield Series)                 3,692,785.35      94.90%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1013
Series Q (Small Cap Value Series)            3,304,741.92      96.61%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1014
Series V (Mid Cap Value Series)              4,644,646.50      96.70%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1015
Series X (Small Cap Growth Series)           1,938,861.82      96.45%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1016
Series Y (Large Cap Growth Series)           3,507,616.21      90.80%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1017
Series Z (Alpha Opportunity Series)          1,018,655.04      97.02%       SBL VARIABLE ANNUITY ACCOUNT XVII
                                                                            SECURITY BENEFIT LIFE INSURANCE CO
                                                                            5801 SW 6TH AVE
                                                                            TOPEKA KS 66636-1018

*A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

                                   APPENDIX H

                              MANAGEMENT OWNERSHIP

    As of the Record Date, the Directors and officers owned, of record and beneficially (unless otherwise indicated), as a group, the following of each Fund's outstanding securities:

RYDEX|SGI ALPHA OPPORTUNITY FUND
--------------------------------------------------------------------------------
TITLE OF THE CLASS       AMOUNT OF SHARES OWNED          PERCENTAGE OF THE CLASS
--------------------------------------------------------------------------------
Class A                         7,439.68                         1.1%

RYDEX|SGI SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
TITLE OF THE CLASS       AMOUNT OF SHARES OWNED          PERCENTAGE OF THE CLASS
--------------------------------------------------------------------------------
Class A                         36,832.98                        5.7%

                                   APPENDIX I

                          NOMINATING COMMITTEE CHARTER

                                 SECURITY FUNDS

A.   COMMITTEE MEMBERSHIP

1. The Nominating Committee ("Committee") of the Security Funds shall be composed solely of Directors who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment advisers and other service providers of the Funds may suggest Director candidates (including Independent Director candidates) for service on the Boards, and may provide administrative assistance in the selection and nomination process.

B.   BOARD NOMINATIONS AND FUNCTIONS

1. In the event of any vacancies on a Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2. The Committee shall evaluate candidates' qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Funds' investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3. In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate's potential contribution to the operation of the Boards and their committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) their organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Committee's consideration, recommendations regarding potential nominees for service on the Boards. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

     (a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

            (i) The nominee must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

            (ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

            (iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

            (iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

            (v) The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

            (vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

            (vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

     (b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

------------------------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

            (i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

            (ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

     (c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds' Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

            (i)    the shareholder's contact information;

            (ii) the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

            (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and

            (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Fund's Board.

     The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5. The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

C.   COMMITTEE NOMINATIONS

1. The Committee shall make nominations for membership on all committees and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Boards, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Boards.

D.   OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Fund assets third party consultants to assist with identification and evaluation of potential Independent Directors.

3. The Committee shall recommend to the Boards any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

                                SCHEDULE A

                  RESPONSIBILITIES AND DESIRED QUALITIES

                         OF INDEPENDENT DIRECTORS

PRIMARY RESPONSIBILITIES

     The Independent Director's primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

PERSONAL ATTRIBUTES

       o      Public or private sector stature sufficient to instill confidence.
       o      High personal and professional integrity.
       o      Good business sense.
       o Able to commit the necessary time to prepare for and attend meetings.
       o      Not financially dependent on director retainer and meeting fees.

SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

       o General understanding of financial issues, investing, financial markets and technology.
       o      General understanding of balance sheets and operating statements.
       o      First-hand knowledge of investing.
       o Experience in working in highly regulated and complex legal framework.
       o Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.
       o      Ability to be critical, but not confrontational.
       o      Demonstrated ability to contribute to Board and committee process.
       o Ability to consider diverse issues and make timely, well-informed decisions.
       o      Familiarity with the securities industry.
       o Qualification as an "Audit Committee Financial Expert" (desired but not required).

                               FORM OF PROXY CARD

    [LOGO OF RYDEX | SGI]                PROXY CARD FOR
SECURITY GLOBAL INVESTORS[SM]            [FUND NAME PRINTS HERE]
                                         PROXY FOR A SPECIAL JOINT MEETING OF
                                         SHAREHOLDERS - NOVEMBER 22, 2011

The undersigned hereby appoint(s) Joanna Haigney, Amy Lee and Beth Miller or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the executive offices of Security Investors, LLC at One Security Benefit Place, Topeka, Kansas 66636 on November 22, 2011 at 1:00 p.m. Central Time, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

-----------------------------------------------

 TAG ID: 123456

 NA1 - RYDEX SGI - BALLOT 1 - BOOK 1 SECURITY
 NA2 - RYDEX SGI - BALLOT 1 - BOOK 1 SECURITY
 NA3 - RYDEX SGI - BALLOT 1 - BOOK 1 SECURITY
 NA4 - RYDEX SGI - BALLOT 1 - BOOK 1 SECURITY
 NA5 - RYDEX SGI - BALLOT 1 - BOOK 1 SECURITY
 NA6 - RYDEX SGI - BALLOT 1 - BOOK 1 SECURITY
 NA7 - RYDEX SGI - BALLOT 1 - BOOK 1 SECURITY

-----------------------------------------------

NOTE: This proxy must be signed exactly as your name(s) appears here on. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

-----------------------------------------------
Shareholder sign here                Date

-----------------------------------------------
Joint owner sign here                Date

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:        To cast your vote by phone with a proxy voting
              representative, please call toll-free 1-877-864-5058.             -----------------------------------
              Representatives are available to take your voting                           CONTROL NUMBER:
              instructions Monday through Friday 9:00 a.m. to 11:00                        123456789112
              p.m. Eastern Time.                                                -----------------------------------

MAIL:         To vote your proxy by mail, check the appropriate voting
              box on the reverse side of this proxy card, sign and date            IMPORTANT NOTICE REGARDING THE
              the card and return it in the enclosed postage-paid               AVAILABILITY OF PROXY MATERIALS FOR
              envelope.                                                               THIS SPECIAL MEETING OF
                                                                                    SHAREHOLDERS TO BE HELD ON
    Options below are available 24 hours a day/7 days a week                           NOVEMBER 22, 2011

TOUCHTONE:    To cast your vote via a touch-tone voting line, call toll-           THE PROXY STATEMENT FOR THIS
              free 1-888-227-9349 and enter the control number to                    MEETING IS AVAILABLE AT:
              the right.                                                          www.proxyonline.us/docs/rydexsgi

INTERNET:     To vote via the Internet, go to www.proxyonline.us and
              enter the control number found to the right.

       IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S
                               VOTE IS IMPORTANT.

[FUND NAME PRINTS HERE]

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

YOU MAY VOTE ON THE PROPOSED CHANGES ON THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

--------------------------------------------------------------------------------------------------------------------------
TO VOTE ALL OF THE PROPOSALS IN ACCORDANCE WITH MANAGEMENT'S                                                      FOR ALL
RECOMMENDATIONS, PLEASE CHECK THE BOX TO THE RIGHT.

IF THE FOR ALL BOX ON THIS BALLOT IS MARKED, THIS VOTE WILL
OVERRIDE ANY INDIVIDUAL VOTES MADE BELOW.                                                                           [ ]

--------------------------------------------------------------------------------------------------------------------------

                                                                              FOR             AGAINST             ABSTAIN
1.   To approve a new investment management agreement between the
     Company and Securities Investors, LLC                                    [ ]               [ ]                 [ ]

2.   To approve the following individuals as directors of the Company         FOR             WITHHOLD
     (allocating your cumulative votes equally):

          (1) Donald C. Cacciapaglia                                          [ ]               [ ]

          (2) Donald A. Chubb, Jr.                                            [ ]               [ ]

          (3) Harry W. Craig, Jr.                                             [ ]               [ ]

          (4) Jerry B. Farley                                                 [ ]               [ ]

          (5) Richard M. Goldman                                              [ ]               [ ]

          (6) Penny A. Lumpkin                                                [ ]               [ ]

          (7) Maynard F. Oliverius                                            [ ]               [ ]

     With respect to Proposal 2, each shareholder is entitled to vote that number of shares owned as of the record date multiplied by the number of Directors to be elected. A shareholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as "cumulative voting." If you wish to allocate your votes other than equally among nominees, write the nominee(s) number and the percentage of your cumulative votes that you chose on the line provided below.

     ---------------------------------------------------------------------------

     Registered shareowners wishing to exercise cumulative voting rights must specify how their votes are to be cast by submitting a proxy card or, if voting in person at the Special Meeting, by submitting a ballot that includes instructions to cumulate votes and the manner in which votes are to be distributed among the nominees.

                                                                                FOR        AGAINST        ABSTAIN
3.  To approve a new fundamental investment policy on diversification
    of investments for SBL Fund--Series N (Managed Asset Allocation Series).    [ ]          [ ]            [ ]

YOU MAY HAVE RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUNDS. PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS! Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.